Exhibit 10.2

NON-QUALIFIED STOCK OPTION GRANT NOTICE

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), Rubrik, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	(the “Optionee”)

No. of Shares:	Shares of Common Stock

Grant Date:

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Vesting Schedule:	25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Non-Qualified Stock Option Agreement, 2014 Stock Option and Grant Plan

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

1. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:

(i) This Stock Option shall initially be unvested and unexercisable.

(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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2. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

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(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, California.

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(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220,

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the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A

STOCK OPTION EXERCISE NOTICE

Rubrik, Inc.

Attention: President

1001 Page Mill Road, Building 2

Palo Alto, CA 94304

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Rubrik, Inc. (the “Company”) dated __________ (the “Agreement”) under the Rubrik, Inc. 2014 Stock Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Rubrik, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

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EARLY EXERCISE

NON-QUALIFIED STOCK OPTION GRANT NOTICE

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), Rubrik, Inc., a Delaware corporation (together with any successor thereto, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.000025 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Early Exercise Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the attached Early Exercise Non-Qualified Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	«First_Name» «Last_Name» (the “Optionee”)

No. of Shares:	«Shares» Shares of Common Stock

Grant Date:	«Grant_Date»

Vesting Commencement Date:	«VCD» (the “Vesting Commencement Date”)

Expiration Date:	«Expiration_Date» (the “Expiration Date”)

Option Exercise Price/Share:	«Exercise_Price» (the “Option Exercise Price”)

Vesting Schedule:	25 percent of the Shares shall vest on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Early Exercise Non-Qualified Stock Option Agreement, Restricted Stock Agreement, 2014 Stock Option and Grant Plan

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EARLY EXERCISE

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

9. Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Shares shall be vested on the respective dates indicated below:

(i) All Shares shall initially be unvested.

(ii) The Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option with respect to Shares that are not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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10. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares. Such notice shall specify the number of Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Shares in the form of Appendix B hereto (the “Restricted Stock Agreement”) with the same vesting schedule for such Shares as set forth for such Shares herein.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

11. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

12. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

13. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

14. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

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(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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15. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in

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any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Peter McGoff
Chief Legal Officer

Address:
1001 Page Mill Road, Building 2
Palo Alto, CA 94304

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

«First_Name» «Last_Name»

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A

STOCK OPTION EXERCISE NOTICE

Rubrik, Inc.

Attention: Chief Legal Officer

1001 Page Mill Road, Building 2

Palo Alto, CA 94304

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Rubrik, Inc. (the “Company”) dated «Grant_Date» (the “Agreement”) under the Rubrik, Inc. 2014 Stock Option and Grant Plan, I, «First_Name» «Last_Name», hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $___________ representing the purchase price for [Fill in number of Shares] Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Rubrik, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(vi) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement attached as Appendix B to the Agreement.

(vii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(ix) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(x) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

«First_Name» «Last_Name»

Address:

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Appendix B

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OPTION

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Early Exercise Non-Qualified Stock Option Grant Notice (the “Grant Notice”) and Early Exercise Non-Qualified Stock Option Agreement (the “Option Agreement”) between Rubrik, Inc. (the “Company”) and «First_Name» «Last_Name» (the “Grantee”) for «Shares» Shares of Common Stock with a Grant Date of «Grant_Date» under the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”).

1. Purchase and Sale of Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth in the Stock Option Exercise Notice (_______ Shares) dated              , pursuant to the Grant Notice and Option Agreement, for the aggregate Option Exercise Price for the Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Shares, and such Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in the Grant Notice.

2. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

3. Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

5. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

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(b) Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to the Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

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6. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1—16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Peter McGoff Chief Legal Officer

Address: 1001 Page Mill Road, Building 2 Palo Alto, CA 94304

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares purchased hereby are subject to the terms of the Plan, the Grant Notice, and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

«First_Name» «Last_Name»

Address:

SPOUSE’S CONSENT

I acknowledge that I have read the

foregoing Restricted Stock Agreement

and understand the contents thereof

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EARLY EXERCISE

INCENTIVE STOCK OPTION GRANT NOTICE

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), Rubrik, Inc., a Delaware corporation (together with any successor thereto, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.000025 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Early Exercise Incentive Stock Option Grant Notice (the “Grant Notice”), the attached Early Exercise Incentive Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

Name of Optionee:	Name (the “Optionee”)

No. of Shares:	X Shares of Common Stock

Grant Date:	Date

Vesting Commencement Date:	Date (the “Vesting Commencement Date”)

Expiration Date:	Date (the “Expiration Date”)

Option Exercise Price/Share:	$Price (the “Option Exercise Price”)

Vesting Schedule:	1/48th of the Shares shall vest when the Optionee completes each month of continuous service after the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Early Exercise Incentive Stock Option Agreement, Restricted Stock Agreement, 2014 Stock Option and Grant Plan

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EARLY EXERCISE

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

7. Vesting, Exercisability and Termination.

(a) This Stock Option shall be immediately exercisable, regardless of whether the Shares are vested.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the Shares shall be vested on the respective dates indicated below:

(i) All Shares shall initially be unvested.

(ii) The Shares shall vest in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):

(i)Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option with respect to Shares that are not vested on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

8. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares. Such notice shall specify the number of Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Shares, if any, that have previously vested, and then with respect to the Shares that will next vest, with the Shares that vest at the latest date being exercised last. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) In the event the Optionee exercises a portion of this Stock Option with respect to Shares that have not vested, the Optionee shall also deliver a Restricted Stock Agreement covering such unvested Shares in the form of Appendix B hereto (the “Restricted Stock Agreement”) with the same vesting schedule for such Shares as set forth for such Shares herein.

(c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

9. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

10. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time

3

by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

11. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan and, if applicable, the Restricted Stock Agreement.

12. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

4

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

13. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Mateo County, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

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(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

6

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Bipul Sinha President

Address: 1001 Page Mill Road, Building 2
Palo Alto, CA 94304

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name

Address:

SPOUSE’S CONSENT1

I acknowledge that I have read the

foregoing Incentive Stock Option Agreement

and understand the contents thereof.

[1]

A spouse’s consent is recommended only if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

7

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

8

Appendix A

STOCK OPTION EXERCISE NOTICE

Rubrik, Inc.

Attention: President

1001 Page Mill Road, Building 2

Palo Alto, CA 94304

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Rubrik, Inc. (the “Company”) dated Date (the “Agreement”) under the Rubrik, Inc. 2014 Stock Option and Grant Plan, I, Name, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $________________ representing the purchase price for [Fill in number of Shares] __________. I have chosen the following form(s) of payment:

[__]	1.	Cash
[__]	2.	Certified or bank check payable to Rubrik, Inc.
[__]	3.	Other (as referenced in the Agreement and described in the Plan (please describe))
		.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and

9

under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vi) To the extent required, I have executed and delivered to the Company the Restricted Stock Agreement attached as Appendix B to the Agreement.

(vii) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(viii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(ix) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(x) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

Sincerely yours,

Name

Address:

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Appendix B

RESTRICTED STOCK AGREEMENT FOR EARLY EXERCISE OPTION

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Early Exercise Incentive Stock Option Grant Notice (the “Grant Notice”) and Early Exercise Incentive Stock Option Agreement (the “Option Agreement”) between Rubrik, Inc. (the “Company”) and Name (the “Grantee”) for X Shares of Common Stock with a Grant Date of Date under the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”).

14. Purchase and Sale of Shares; Vesting.

(a) Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth in the Stock Option Exercise Notice (________ Shares) dated             , pursuant to the Grant Notice and Option Agreement, for the aggregate Option Exercise Price for the Shares so purchased.

(b) Vesting. The risk of forfeiture shall lapse with respect to the Shares, and such Shares shall become vested, on the respective dates indicated on the Vesting Schedule set forth in the Grant Notice.

15. Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase the Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

16. Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan

17. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Agreement shall be subject to and governed by all the terms and conditions of the Plan.

18. Miscellaneous Provisions.

(a) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

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(b) Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to the Shares. Any such election must be filed with the Internal Revenue Service within 30 days of the date of exercise. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

(f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

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19. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1—16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Mateo County, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Bipul Sinha President

Address: 1001 Page Mill Road, Building 2 Palo Alto, CA 94304

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares purchased hereby are subject to the terms of the Plan, the Grant Notice, and this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name

Address:

SPOUSE’S CONSENT2

I acknowledge that I have read the

foregoing Restricted Stock Agreement

and understand the contents thereof.

[2]

A spouse’s consent is recommended only if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

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NON-QUALIFIED STOCK OPTION GRANT NOTICE

FOR NON-U.S. OPTIONEES

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), Rubrik, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.000025 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice for Non-U.S. Optionees (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement for Non-U.S. Optionees (the “Stock Option Agreement”), including the special terms and conditions for optionees in the countries set forth in Addendum A, which is attached hereto (together with the Grant Notice and the Stock Option Agreement, the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	__________________ (the “Optionee”)

Optionee ID	__________________

Grant No.	__________________

No. of Shares:	__________________ Shares of Common Stock

Grant Date:	__________________

Vesting Commencement Date:	__________________ (the “Vesting Commencement Date”)

Expiration Date:	__________________ (the “Expiration Date”)

Option Exercise Price/Share:	$_________________ (the “Option Exercise Price”)

Vesting Schedule:	25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date; provided that the Optionee continues to have a Service Relationship at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.

Attachments: Non-Qualified Stock Option Agreement for Non-U.S. Optionees (including Addendum A); 2014 Stock Option and Grant Plan

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NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-U.S. OPTIONEES

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.

20. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:

(i) This Stock Option shall initially be unvested and unexercisable.

(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.

(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):

(i) Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or Disability, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or Disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 3 months from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

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For purposes of this Stock Option, the date of termination of the Optionee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or otherwise providing services or the terms of the Optionee’s employment or service agreement, if any) as of the date the Optionee is no longer actively providing services to the Company or, if different, the Subsidiary that employs the Optionee or for which the Optionee otherwise provides services (the “Service Recipient”) and shall not be extended by any notice period (e.g., the Optionee’s period of service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or otherwise providing services, or the terms of the Optionee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence).

21. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form attached as Addendum B hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan or any restrictions set forth in Addendum A, including the requirement that the Committee specifically approve in advance certain payment methods.

(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

22. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

23. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). Provided the beneficiary designation is valid under applicable law and permitted by the Company, the Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, if the designation is not valid or permitted by the Company, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

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24. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

25. Responsibility for Taxes.

(a) Regardless of any action taken by the Company or the Service Recipient, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Service Recipient in its discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Service Recipient (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld, if any, by the Company or the Service Recipient. The Optionee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) The Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, prior to any relevant taxable or tax withholding event, to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Service Recipient;

(ii) withholding from proceeds of the sale of Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent);

(iii) withholding Shares to be issued upon exercise of the Stock Option; or

(iv) any other method of withholding determined by the Company to be permitted by applicable law.

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(c) The Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in the Optionee’s jurisdiction(s), in which case the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Common Stock. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares for which the Stock Option was exercised, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(d) The Company may refuse to permit the exercise of this Stock Option or to issue or deliver the Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

26. Nature of Grant. By accepting this Stock Option, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;

(c) all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company;

(d) this Stock Option grant and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and shall not interfere with the ability of the Service Recipient to terminate the Optionee’s employment or other service relationship (if any) at any time;

(e) the Optionee is voluntarily participating in the Plan;

(f) this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;

(g) this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purposes, including for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, holiday top-up, pension or retirement or welfare benefits or similar mandatory payments;

(h) unless otherwise agreed with the Company, this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary or Affiliate;

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(i) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option or any underlying Shares resulting from (i) the application of any compensation recovery or clawback policy adopted by the Company or required by law, or (ii) the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or otherwise providing services or the terms of the Optionee’s employment or other service agreement, if any);

(j) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(k) if the Shares subject to this Stock Option do not increase in value after the Grant Date, this Stock Option will have no value;

(l) if the Optionee exercises this Stock Option and acquires Shares, the value of such Shares may increase or decrease, even below the Option Exercise Price; and

(m) neither the Company, the Service Recipient nor any other Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of any Shares acquired upon exercise.

27. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Optionee’s acquisition or sale of the underlying Shares. The Optionee understand and agrees that the Optionee should consult with a personal tax, legal and financial advisors, at the Optionee’s own expense, regarding participation in the Plan before taking any action related to the Plan.

28. Data Privacy

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all stock options or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Optionee’s consent.

(b) Stock Plan Administration Service Providers. The Company will transfer Data to Solium Capital Inc. (including its affiliated companies) (collectively, “Solium”) and to E*TRADE Financial Services, Inc. (including its affiliated companies) (collectively, “E*TRADE”), both of whom assist the Company with the implementation, administration and management of the Plan. The Company may select different or additional service providers in the future and share Data with such other provider(s) serving in a similar manner. The Optionee may be asked to agree on separate terms and data processing practices with Solium and/or E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

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(c) International Data Transfers. The Company, Solium and E*TRADE are based in the United States. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Company’s legal basis, where required, for the transfer of Data is the Optionee’s consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Optionee is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, the Optionee’s salary from or employment and career with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Stock Option or other equity awards to the Optionee or administer or maintain such awards.

(f) Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s jurisdiction. Depending on where the Optionee is based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact the local human resources representative.

By accepting this Stock Option and indicating consent via the Company’s acceptance procedure, the Optionee is declaring agreement with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

Finally, the Optionee understands that the Company may rely on a different basis for the processing or transfer of Data in the future and/or request that the Optionee provide another data privacy consent. If applicable, the Optionee agrees that upon request of the Company or the Service Recipient, the Optionee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Service Recipient may deem necessary to obtain from the Optionee for the purpose of administering the Optionee’s participation in the Plan in compliance with the data privacy laws in the Optionee’s country, either now or in the future. The Optionee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Service Recipient.

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29. Language. The Optionee acknowledges and represents that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow the Optionee to understand the terms of this Agreement and any other documents related to the Plan. If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

30. Insider Trading/Market Abuse Laws. The Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and, if different, the Optionee’s country, the Optionee’s broker’s country and/or the country in which Shares are listed, if applicable, which may affect the Optionee’s ability to accept or otherwise acquire, or sell, attempt to sell or otherwise dispose of, Shares or rights to Shares (e.g., the Stock Option) under the Plan or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction) or the trade in Shares or the trade in rights to Shares under the Plan. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before possessing inside information. Furthermore, the Optionee could be prohibited from (1) disclosing the inside information to any third party and (2) ”tipping” third parties or otherwise causing them to buy or sell securities; “third parties” includes fellow employees or service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. It is the Optionee’s responsibility to comply with any applicable restrictions and the Optionee is should speak to a personal advisor on this matter.

31. Foreign Asset/Account Reporting Requirements and Exchange Controls. Certain foreign asset and/or foreign account reporting requirements and exchange controls may affect the Optionee’s ability to acquire or hold Shares purchased under the Plan or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired under the Plan) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in the Optionee’s country and/or to repatriate sale proceeds or other funds received as a result of participation in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. It is the Optionee’s responsibility comply with such regulations, and the Optionee should consult a personal legal advisor for any details.

32. Miscellaneous Provisions.

(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

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(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. Subject to Section 13(m) below, this Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of laws principles that would result in the application of any law other than the law of the State of California.

(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j) Addenda. Notwithstanding any provisions in this Stock Option Agreement, this Stock Option shall be subject to the special terms and conditions for the Optionee’s country set forth in Addendum A to this Stock Option Agreement. Moreover, if the Optionee relocates from one of the countries included in Addendum A to another country included in Addendum A, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Addendum A constitutes part of this Stock Option Agreement.

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(k) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

(l) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

(m) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any Shares acquired upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(n) Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other optionee.

33. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

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(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 14 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

34. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

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[SIGNATURE PAGE FOLLOWS]

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RUBRIK, INC.

By:
Name:
Title:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 14 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 15 OF THIS AGREEMENT, are hereby agreed to, by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

OPTIONEE:

Address:

By providing an additional signature below or by electronically accepting this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process), the Optionee declares that he or she expressly agrees with the data processing practices described in Section 9 of this Agreement and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Section 9 of this Agreement, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Section 9 of this Agreement. The Optionee understands that, as a condition of receiving the Stock Option, the Optionee must provide his or her signature below or electronically accept this Agreement, otherwise the Company may forfeit the Stock Option. The Optionee understands that he or she may withdraw consent at any time with future effect for any or no reason as described in Section 9 of this Agreement.

OPTIONEE: ____________________________________

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Addendum A

COUNTRY-SPECIFIC TERMS AND CONDITIONS

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan, the Grant Notice and the Stock Option Agreement to which this Addendum A is attached.

Terms and Conditions

This Addendum A includes additional terms and conditions that govern this Stock Option granted to the Optionee under the Plan if the Optionee resides and/or works in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing, transfers to another country after the Grant Date or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein apply to the Optionee.

Notifications

This Addendum A also includes information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of August 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date by the time the Optionee exercises this Stock Option or sells the Shares acquired under the Plan.

In addition, the information contained in this Addendum A is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should seek appropriate professional advice as to how the applicable laws in his or her country may apply to the Optionee’s situation.

Finally, the Optionee understands that if he or she is a citizen or resident of a country other than the one in which the Optionee currently resides and/or works, transfers to another country after the Grant Date, or is considered a resident of another country for local law purposes, the notifications contained herein may not apply to the Optionee in the same manner.

AUSTRALIA

Notifications

Tax Information. Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to the Stock Option granted under the Plan, such that this Stock Option is intended to be subject to deferred taxation.

Securities Law Information. If the Optionee acquires Shares pursuant to this Stock Option and offers the Shares for sale to a person or entity resident in Australia, such offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice as to Optionee’s disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international funds transfers (e.g., the remittance of sale proceeds related to Shares). If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Optionee.

AUSTRIA

Notifications

Exchange Control Information. If the Optionee is an Austrian resident and holds Shares outside Austria (even if held with an Austrian bank), the Optionee must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not meet or exceed €30,000,000 or as of December 31 does not meet or exceed €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be submitted. The deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter and the deadline for filing the annual report is January 31 of the following year.

In addition, exchange control reporting obligations may apply if the Optionee holds cash accounts outside Austria. If the transaction volume of the Optionee’s cash accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month. If the transaction value of all cash accounts abroad is less than €10,000,000, no ongoing reporting requirements apply.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. The Optionee is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside Belgium on his or her annual tax return. In a separate report, Belgium residents are also required to provide the National Bank of Belgium with account details of any such foreign accounts (including the account number, bank name and country in which any such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Optionee should consult a personal tax advisor with respect to the applicable reporting obligations.

Brokerage Account Tax. A brokerage account tax may apply if the average annual value of the securities the Optionee holds (e.g., Shares acquired under the Plan) in a brokerage or other securities account exceeds certain thresholds.

Stock Exchange Tax. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax may apply to transactions under the Plan, such as the exercise of a Stock Option and/or the sale of Shares acquired at exercise. The Optionee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

CANADA

Terms and Conditions

Method of Exercise. Due to regulatory considerations in Canada, notwithstanding Sections 5(C) and 5(E) of the Plan, the Optionee is not permitted to pay the Option Exercise Price with previously-owned Shares or with Shares to be issued upon exercise of this Stock Option.

Termination. The following provision replaces the last paragraph in Section 1 of the Stock Option Agreement:

For purposes of this Stock Option, and except as expressly required by applicable legislation, the date of termination of the Optionee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or otherwise providing services, or the terms of the Optionee’s employment or service agreement, if any) as of the earliest of: (a) the date that the Optionee’s Service Relationship is terminated; (b) the date that the Optionee receives notice of termination of the Optionee’s Service Relationship; and (c) the date that the Optionee is no longer actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable employment law in the jurisdiction where the Optionee is employed or otherwise providing services or the terms of the Optionee’s employment or service agreement, if any. The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence).

The following terms and conditions apply to residents of Quebec:

Data Privacy. The following provision supplements Section 9 of the Stock Option Agreement:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Optionee further authorizes the Company, any Subsidiary or Affiliate, Solium, E*TRADE and any service provider which may assist the Company with the administration of the Plan to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Optionee’s employee file.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention «Agreement » ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Shares acquired under the Plan may not be sold or otherwise disposed of within Canada. The Optionee may sell the Shares acquired under the Plan only, provided the sale of Shares takes place outside of Canada.

Foreign Asset/Account Reporting Information. Specified foreign property, including shares and rights to receive shares (e.g., stock options, restricted stock units) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, this Stock Option must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because of other specified foreign property held by the Optionee. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Optionee owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. The Optionee should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Nature of Award. This Stock Option is not intended to qualify for special tax and social security treatment applicable to stock options granted under Section L.225-177 to L.225-186-1 of the French Commercial Code, as amended.

Language Consent. By accepting this Stock Option, the Optionee confirms having read and understood the documents related to the grant (the Agreement and the Plan), which were provided in the English language. The Optionee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue. En acceptant l’attribution de l’Option, le Titulaire confirme avoir lu et compris les documents relatifs à l’attribution (le Contrat et le Plan), qui ont été remis en langue anglaise. Le Titulaire accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. French residents must declare all foreign accounts, whether open, current, or closed, in their income tax returns. The Optionee should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of Shares) must be reported monthly to the German Federal Bank (Bundesbank). German residents who make or receive payments in excess of this amount must report the payments to Bundesbank electronically using the General Statistics Reporting Portal (Allgemeines Meldeportal Statistik) available via Bundesbank’s website (www.bundesbank.de). The Optionee is responsible for complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Restriction on Sale of Shares. To the extent this Stock Option vests within six months of the Grant Date, the Optionee may not dispose of the Shares acquired pursuant to the exercise of this Stock Option, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date. Any Shares acquired pursuant to the exercise of this Stock Option are accepted as a personal investment.

Notifications

SECURITIES WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Optionee is advised to exercise caution in relation to the offer. If the Optionee is in any doubt about any of the contents of this Agreement, the Plan or any Plan prospectus, the Optionee should obtain independent professional advice. This Stock Option and any Shares issued thereunder do not constitute a public offering of securities under Hong Kong law and are available only to service providers of the Company or a Subsidiary. The Agreement, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. This Stock Option and any documentation related thereto are intended solely for the personal use of each service provider of the Company or a Subsidiary, and may not be distributed to any other person.

INDIA

Terms and Conditions

Method of Exercise. This provision supplements Section 2 of the Stock Option Agreement:

Due to regulatory requirements and notwithstanding any terms or conditions of the Plan or the Agreement to the contrary, the Optionee may not exercise this Stock Option using a cashless “sell-to-cover” method of exercise whereby the Optionee directs a broker or transfer agent to sell some (but not all) of the Shares subject to the Stock Option and deliver to the Company the amount of the sale proceeds to pay the Option Exercise Price and satisfy any withholding obligation for Tax-Related Items. The Company reserves the right to provide the Optionee with this method of exercise in the future depending on the development of applicable laws.

Notifications

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends received in relation to this Stock Option or the Shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.

Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian personal tax return. It is the Optionee’s responsibility to comply with this reporting obligation and the Optionee should consult his or her personal advisor in this regard.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary or Affiliate must notify such Subsidiary or Affiliate in writing upon (i) receiving or disposing of an interest in the Company (e.g., this Stock Option, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Optionee should consult your personal legal advisor as to whether or not this notification requirement applies.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting this Stock Option, the Optionee acknowledges a copy of the Plan was made available to the Optionee, and that the Optionee has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement.

The Optionee further acknowledges that he or she has read and specifically and expressly approves Section 1 (“Vesting, Exercisability and Termination”); Section 6 (“Responsibility for Taxes”); Section 7 (“Nature of Grant”); Section 9 (“Data Privacy”); Section 13(d) (“Governing Law”), Section 13(m) (“Imposition of Other Requirements”) and Section 14 (“Dispute Resolution”) of the Stock Option Agreement.

Notifications

Foreign Asset/Account Reporting Information. If the Optionee holds investments abroad or foreign financial assets (e.g., cash, Shares, Stock Options) that may generate income taxable in Italy, the Optionee must report them on his or her annual tax return or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if the Optionee is a beneficial owner of the investments, even if he or she does not directly hold investments abroad or foreign assets.

Foreign Financial Asset Tax Information. The value of any Shares (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the Shares on December 31 or on the last day the Shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. The Optionee should consult a personal tax advisor for additional information about the foreign financial assets tax.

JAPAN

Notifications

Exchange Control Information. Japanese residents who acquire Shares valued at more than ¥100,000,000 in a single transaction must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition.

In addition, if a Japanese resident pays more than ¥30,000,000 in a single transaction for the acquisition of Shares when exercising this Stock Option, he or she must file a Payment Report with the Ministry of Finance through the Bank of Japan within 20 days of the date the payment is made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

A Payment Report is required independently of a Securities Acquisition Report; therefore, a Japanese resident must file both a Payment Report and a Securities Acquisition Report if the total amount that he or she pays in a single transaction for exercising this Stock Option and purchasing Shares exceeds ¥100,000,000.

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report is due by March 15 each year. The Optionee should consult a personal tax advisor to determine if the reporting obligation applies to the Optionee and whether the Optionee will be required to include details of the Optionee’s outstanding Stock Options or Shares in the report.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

WARNING: The Optionee is being offered Stock Options which allow him or her to purchase Shares in accordance with the terms of the Plan and the Stock Option Agreement. The Shares, if purchased, give the Optionee a stake in the ownership of the Company and the Optionee may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Optionee will be paid only after all creditors have been paid. The Optionee may lose some or all of his or her investment.

New Zealand law normally requires persons and entities that offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Optionee may not be given all the information usually required. The Optionee will also have fewer other legal protections for this investment.

The Optionee should ask questions, read all documents carefully, and seek independent financial advice before committing to the Stock Options.

For information about potential factors that could affect the Company’s business and financial results, the Optionee should refer to the Company’s Rule 701 disclosure documents, which include the Company’s most recent financial statements. A copy of these documents will be sent to the Optionee free of charge upon request to the Company at equity@rubrik.com.

NORWAY

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. To the extent this Stock Option vests within six months of the Grant Date, the Optionee may not dispose of the Shares acquired pursuant to the exercise of this Stock Option, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA.

Notifications

Securities Law Information. This Stock Option is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, is exempt from the prospectus and registration requirements under the SFA and is not made with a view to this Stock Option or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer/Director Notification Requirement. The chief executive officer (“CEO”) and any director (including an alternate, associate, substitute or shadow director) of a Singapore Subsidiary or Affiliate must notify the Singapore Subsidiary or Affiliate in writing within two business days of (i) becoming the registered holder of or acquiring an interest (e.g., Stock Options,

Shares) in the Company or any Subsidiary or Affiliate, or becoming the CEO or a director (as the case may be), or (ii) any change in a previously disclosed interest (e.g., sale of Shares). These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during the calendar year.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Section 7 of the Stock Option Agreement:

In accepting the Stock Option, the Optionee consents to participation in the Plan and acknowledges that the Optionee has received a copy of the Plan.

Further, the Optionee understands that the Company has unilaterally, gratuitously and discretionally decided to offer participation in the Plan to individuals who may be employees of the Company or its Subsidiaries or Affiliates throughout the world. The decision is a limited decision that is entered into upon certain express assumptions and conditions. Consequently, the Optionee understands that participation in the Plan is granted on the assumption and condition that participation in the Plan and any Shares acquired under the Plan shall not become a part of any employment contract (either with the Company or any Subsidiary or Affiliate) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Optionee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any rights granted under the Plan shall be null and void.

The Optionee also understands and agrees that any portion of the Stock Option that is unvested will be automatically forfeited, without entitlement to any amount of indemnification, in the event of termination of the Optionee’s Serve Relationship by any reason, including, but not limited to, resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.

Notifications

Securities Law Information. The Optionee’s participation in the Plan and any Shares issued thereunder do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Stock Option Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information. The Optionee must declare the acquisition, ownership and sale of Shares acquired under the Plan. Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year on a Form D-6; however, if the value of Shares acquired or sold exceeds €1,502,530, the declaration must also be filed within one month of the acquisition or sale, as applicable.

In addition, the Optionee may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts) held abroad, any foreign instruments (including Shares) and any transactions with non-Spanish residents (including any payments of Shares made to the Optionee by the Company) depending on the value of the transactions during the relevant year or the balances in such accounts and the value of such instruments as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. To the extent that the Optionee holds assets or rights outside of Spain (e.g., Shares or cash held in a brokerage or bank account) with a value in excess of €50,000 per asset type as of December 31 (or at any time during the year in which the asset is sold), the Optionee will be required to report information on such assets or rights on the Optionee’s tax return (tax form 720) for such year. After such assets or rights are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported assets or rights increases by more than €20,000, or if the ownership of such assets or rights is transferred or relinquished during the year. The report must be completed by March 31.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Notifications

Securities Law Information. The offer to participate in the Plan and the issuance of any Shares under the Plan is not intended to be a public offering in Switzerland. Neither the Agreement nor any other materials relating to the Stock Option (1) constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

TAIWAN

Notifications

Securities Law Information. The offer of participation in the Plan is available only for service providers of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares and the receipt of any dividends paid on such Shares) into Taiwan up to US$5,000,000 per year without justification. If the transaction amount is TWD 500,000 or more in a single transaction, a Foreign Exchange Transaction Form must be submitted, along with supporting documentation, to the satisfaction of the remitting bank. The Optionee should consult a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 6 of the Stock Option Agreement:

Without limitation to Section 6 of the Stock Option Agreement, the Optionee agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Optionee also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Optionee’s behalf.

Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision may not apply to the Optionee if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Optionee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to the Optionee on which additional income tax and National Insurance Contributions (“NICs”) may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from the Optionee by any of the means referred to in the Plan or Section 6 of the Stock Option Agreement.

Joint Election. As a condition of participation in the Plan, the Optionee agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Stock Option granted under this Agreement, any other Stock Option granted by the Company in the past and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, the Optionee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to the Optionee. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company and/or the Service Recipient. The Optionee further agrees that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from the Optionee by any of the means set forth in Section 6 of the Stock Option Agreement.

If the Optionee does not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any Share to the Optionee upon exercise of this Stock Option.

Section 431 Election. As a condition of participation in the Plan and the exercise of this Stock Option, the Optionee agrees that, jointly with the Service Recipient, he or she will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of this Stock Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Optionee must enter into the form of election, which is attached to this Addendum A, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

The Optionee will accept the joint election electronically pursuant to the Company’s instructions to the Optionee (including through an online acceptance process).

Rubrik, Inc.

Attachment 1 to U.K. Section of Addendum A

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

1.	Between

The Optionee, who has obtained authorized access to the joint election

and

Rubrik UK Limited, of Company Registration Number 11375501 (who is the Optionee’s employer).

2.	Purpose of Election

This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant income tax and National Insurance contribution (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Optionee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Rubrik, Inc.

Name of issuer of securities	Rubrik, Inc.

To be acquired by the Optionee on or after the date of this Election under the terms of the Rubrik, Inc. 2014 Stock Option and Grant Plan.

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4.	Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

5.	Declaration

This election will become irrevocable upon the later of its execution or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (the Optionee)	Date

/ /
Signature (for and on behalf of Rubrik UK Limited)	Date

Position in Rubrik UK Limited

Note:    Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the Optionee and Optionee’s employer in respect of that and any later acquisition.

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Rubrik, Inc.

Attachment 2 to U.K. Section of Addendum A

Important Note on the Election to Transfer Employer’s National Insurance Liability to the Employee

If you are or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with your participation in the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), you are required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions to the Employee (the “Election”). The Election acts to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

The Election is attached hereto. Please read the Election carefully.

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Election to Transfer the Employer’s National Insurance Liability to the Employee

1.	PARTIES

This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:

(A)

The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) and/or restricted stock units (“Restricted Stock Units,” and together with Options, “Awards”) pursuant to the terms and conditions of the Rubrik, Inc. 2014 Stock Option and Grant Plan, as may be amended from time to time (the “Plan”), and

(B)	Rubrik, Inc. of 1001 Page Mill Road, Building 2, Palo Alto CA, 94304, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which the Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

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“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement pursuant to which the Awards were granted. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by electronically accepting or by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

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(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement pursuant to which the Awards were granted.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

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Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

[insert name]

[insert title]

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SCHEDULE OF EMPLOYER COMPANIES

The following are the employing companies to which this Joint Election may apply:

Rubrik UK Limited

Registered Office:	100 New Bridge Street, London EC4V6JA

Company Registration Number:	11375501

Corporation Tax Reference:	58368 25816

PAYE Reference:	120/FB88787

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Addendum B

STOCK OPTION EXERCISE NOTICE

Rubrik, Inc.

Attention: President

1001 Page Mill Road, Building 2

Palo Alto, CA 94304

Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Rubrik, Inc. (the “Company”) dated __________ (the “Agreement”) under the Rubrik, Inc. 2014 Stock Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Rubrik, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.

(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x) I understand and agree to the waiver of statutory information rights as set forth in Section 15 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

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RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Expiration Date[3]:

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), Rubrik, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.000025 per share, (the “Stock”) of the Company.

1. General Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based vesting condition (the “Time Condition”) and a performance-based vesting condition (the “Performance Condition”) described in Paragraphs 2(a) and 2(b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Paragraph 4 of this Agreement.

(b) Time Condition. The Time Condition shall be satisfied as follows: [25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to the Grantee maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to the Grantee maintaining a continuous Service Relationship through each such date.]

(c) Performance Condition. The Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

[3]	Expiration Date should be the 7th anniversary of the Grant Date.

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(d) Vesting Date. Each date as of which both the Time Condition and Performance Condition described in Paragraphs 2(a) and 2(b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Condition, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including due to the Grantee’s death or disability) prior to the satisfaction of the Time Condition set forth in Paragraph 2(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Condition set forth in Paragraph 2(b) above, but shall expire and be of no further force or effect on the Expiration Date.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Restrictions on Transfer. All shares of Stock acquired under this Agreement upon settlement of Restricted Stock Units shall be subject to the transfer restrictions set forth in Section 9 of the Plan.

7. Grantee Representations. In connection with any issuance of shares of Stock upon settlement of Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(i) The Grantee is purchasing the shares of Stock for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

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(iii) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv) The Grantee can afford a complete loss of the value of the shares of Stock and is able to bear the economic risk of holding such shares of Stock for an indefinite period.

(v) The Grantee understands that the shares of Stock are not registered under the Securities Act (it being understood that the shares of Stock are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the shares of Stock will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated shares of Stock will include similar restrictive notations.

(vi) The Grantee has read and understands the Plan and acknowledges and agrees that the shares of Stock are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii) The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii) The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the shares of Stock for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

8. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. In addition, the required tax withholding obligation may be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued upon settlement of the Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

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9. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

11. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

12. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

13. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

15. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Restricted Stock Units, this Agreement, or the breach, termination or validity of the Plan, the Restricted Stock Units or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, CA.

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(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Paragraph 15 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

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16. Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

RUBRIK, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. GRANTEES

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Name of Grantee:

Grantee ID:

Grant No.

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Time Condition:	[25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to the Grantee maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to the Grantee maintaining a continuous Service Relationship through each such date.][4]

Performance Condition:	The Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

Expiration Date:[5]

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”) and this Restricted Stock Unit Award Agreement for Non-U.S. Grantees, including the special terms and conditions for Grantees in the countries set forth in Addendum A attached hereto (together, the “Agreement”), Rubrik, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.000025 per share, (the “Stock”) of the Company.

[4]	Company to insert time-vesting condition.
[5]	Expiration Date should be the 7th anniversary of the Grant Date.

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Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

17. General Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

18. Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based vesting condition (the “Time Condition”) and a performance-based vesting condition (the “Performance Condition”) described above, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Paragraph 4 of this Agreement. Each date as of which both the Time Condition and Performance Condition described above have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Condition, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

The Committee may at any time accelerate the vesting schedule specified in this Paragraph 2.

19. Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including due to the Grantee’s death or Disability) prior to the satisfaction of the Time Condition set forth above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Condition set forth above, but shall expire and be of no further force or effect on the Expiration Date.

For purposes of this Award, the date of termination of the Grantee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or service agreement, if any) as of the date the Grantee is no longer actively providing services to the Company or, if different, the Subsidiary that employs the Grantee or for which the Grantee otherwise provides services (the “Service Recipient”) and shall not be extended by any notice period (e.g., the Grantee’s period of service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or otherwise providing services, or the terms of the Grantee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).

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20. Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

21. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan.

22. Restrictions on Transfer. All Shares acquired under this Agreement upon settlement of the Restricted Stock Units shall be subject to the transfer restrictions set forth in Section 9 of the Plan.

23. Grantee Representations. In connection with any issuance of Shares upon settlement of the Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(ix) The Grantee is acquiring the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(x) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers, at the Grantee’s own expense, with respect to the Grantee’s investment in the Company.

(xi) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

(xii) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(xiii) The Grantee understands that the Shares are not registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

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(xiv) The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(xv) The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(xvi) The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

24. Responsibility for Taxes.

(e) Regardless of any action taken by the Company or the Service Recipient, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee or deemed by the Company or the Service Recipient in its discretion to be an appropriate charge to the Grantee even if legally applicable to the Company or the Service Recipient (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld, if any, by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(f) The Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, prior to any relevant taxable or tax withholding event, to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Service Recipient;

(ii) withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent);

(iii) withholding Shares to be issued upon settlement of the Restricted Stock Units; or

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(iv) any other method of withholding determined by the Company to be permitted by applicable law;

provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act at the time of the taxable event or tax withholding event, as applicable, then the Committee shall establish the method of withholding from alternatives (i), (iii) and (iv) herein and, if the Committee does not exercise its discretion prior to the applicable withholding event, then the Grantee shall be entitled to elect the method of withholding from the alternatives above.

(g) Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares underlying the Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(h) The Grantee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to permit the settlement of the Restricted Stock Units or to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

25. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

26. No Obligation to Continue Employment. Neither the Service Recipient nor the Company or any other Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or service and neither the Plan nor this Agreement shall (i) create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and/or (ii) interfere in any way with the right of the Service Recipient to terminate the Service Relationship of the Grantee at any time.

27. Nature of Grant. By accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that:

(n) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(o) the grant of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

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(p) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(q) the Grantee is voluntarily participating in the Plan;

(r) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(s) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purposes, including for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, holiday top-up, pension or retirement or welfare benefits or similar mandatory payments;

(t) unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary;

(u) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units or any underlying Shares resulting from (i) the application of any compensation recovery or clawback policy adopted by the Company or required by law, or (ii) the termination of the Grantee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or other service agreement, if any);

(v) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty; and

(w) neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

28. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee understands and agrees that the Grantee should consult with personal tax, legal and financial advisors, at Grantee’s own expense, regarding participation in the Plan before taking any action related to the Plan.

29. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

30. Data Privacy

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(g) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent.

(h) Stock Plan Administration Service Providers. The Company will transfer Data to Solium Capital Inc. (including its affiliated companies) (collectively, “Solium”) and to E*TRADE Financial Services, Inc. (including its affiliated companies) (collectively, “E*TRADE”), both of whom assist the Company with the implementation, administration and management of the Plan. The Company may select different or additional service providers in the future and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with Solium and/or E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(i) International Data Transfers. The Company, Solium and E*TRADE are based in the United States. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Company’s legal basis, where required, for the transfer of Data is the Grantee’s consent.

(j) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws.

(k) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, the Grantee’s salary from or employment and career with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Restricted Stock Units or other equity awards to the Grantee or administer or maintain such awards.

(l) Data Subject Rights. The Grantee may have a number of rights under data privacy laws in the Grantee’s jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact the local human resources representative.

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By accepting the Restricted Stock Units and indicating consent via the Company’s acceptance procedure, the Grantee is declaring agreement with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

Finally, the Grantee understands that the Company may rely on a different basis for the processing or transfer of Data in the future and/or request that the Grantee provide another data privacy consent. If applicable, the Grantee agrees that upon request of the Company or the Service Recipient, the Grantee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Service Recipient may deem necessary to obtain from the Grantee for the purpose of administering the Grantee’s participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Service Recipient.

31. Language. The Grantee acknowledges and represents that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow the Grantee to understand the terms of this Agreement and any other documents related to the Plan. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

32. Insider Trading/Market Abuse Laws. The Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and, if different, the Grantee’s country, the Grantee’s broker’s country and/or the country in which Shares may be listed, if applicable, which may affect the Grantee’s ability to accept or otherwise acquire, or sell, attempt to sell or otherwise dispose of, Shares or rights to Shares (e.g., the Restricted Stock Units) under the Plan or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction) or the trade in Shares or the trade in rights to Shares under the Plan. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before possessing inside information. Furthermore, the Grantee could be prohibited from (1) disclosing the inside information to any third party and (2) ”tipping” third parties or otherwise causing them to buy or sell securities; “third parties” include fellow employees or service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. It is the Grantee’s responsibility to comply with any applicable restrictions and the Grantee should speak to a personal advisor on this matter.

33. Foreign Asset/Account Reporting Requirements and Exchange Controls. Certain foreign asset and/or foreign account reporting requirements and exchange controls may affect the Grantee’s ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired

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under the Plan) in a brokerage or bank account outside the Grantee’s country. The Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in the Grantee’s country and/or to repatriate sale proceeds or other funds received as a result of participation in the Plan to the Grantee’s country through a designated bank or broker within a certain time after receipt. It is the Grantee’s responsibility to comply with such regulations, and the Grantee should consult a personal legal advisor for any details.

34. Addendum A. Notwithstanding any provisions in this Restricted Stock Unit Award Agreement for Non-U.S. Grantees, the Restricted Stock Units shall be subject to the special terms and conditions for the Grantee’s country set forth in Addendum A. Moreover, if the Grantee relocates from one of the countries included in Addendum A to another country included in Addendum A, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Addendum A constitutes part of this Agreement.

35. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

36. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

37. Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

38. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Restricted Stock Units, this Agreement, or the breach, termination or validity of the Plan, the Restricted Stock Units or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, CA.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right,

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and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Paragraph 22 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

39. Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised

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or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

40. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

41. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

42. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

RUBRIK, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature Grantee’s name and address:

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By providing an additional signature below or by electronically accepting this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process), the Grantee declares that he or she expressly agrees with the data processing practices described in Paragraph 14 of this Agreement and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Paragraph 14 of this Agreement, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Paragraph 14 of this Agreement. The Grantee understands that, as a condition of receiving the Restricted Stock Units, the Grantee must provide his or her signature below or electronically accept this Agreement, otherwise the Company may forfeit the Restricted Stock Units. The Grantee understands that he or she may withdraw consent at any time with future effect for any or no reason as described in Paragraph 14 of this Agreement.

GRANTEE: ____________________________________

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Addendum A

COUNTRY-SPECIFIC TERMS AND CONDITIONS

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and the Restricted Stock Unit Award Agreement for Non-U.S. Grantees (the “Award Agreement”) to which this Addendum A is attached.

Terms and Conditions

This Addendum A includes additional terms and conditions that govern the Restricted Stock Units granted to the Grantee under the Plan if the Grantee resides and/or works in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing, transfers to another country after the Grant Date or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein apply to the Grantee.

Notifications

This Addendum A also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of November 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date by the time the Grantee receives Shares upon settlement of the Restricted Stock Units or sells the Shares acquired under the Plan.

In addition, the information contained in this Addendum A is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the applicable laws in his or her country may apply to the Grantee’s situation.

Finally, the Grantee understands that if he or she is a citizen or resident of a country other than the one in which the Grantee currently resides and/or works, transfers to another country after the Grant Date, or is considered a resident of another country for local law purposes, the notifications contained herein may not apply to the Grantee in the same manner.

AUSTRIA

Notifications

Exchange Control Information. If the Grantee is an Austrian resident and holds Shares outside Austria (even if held with an Austrian bank), the Grantee must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not meet or exceed €30,000,000 or as of December 31 does not meet or exceed €5,000,000. If the

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former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be submitted. The deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter and the deadline for filing the annual report is January 31 of the following year.

In addition, exchange control reporting obligations may apply if the Grantee holds cash accounts outside Austria. If the transaction volume of the Grantee’s cash accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month. If the transaction value of all cash accounts abroad is less than €10,000,000, no ongoing reporting requirements apply.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. The Grantee is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside Belgium on his or her annual tax return. In a separate report, Belgium residents are also required to provide the National Bank of Belgium with account details of any such foreign accounts (including the account number, bank name and country in which any such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Grantee should consult a personal tax advisor with respect to the applicable reporting obligations.

Brokerage Account Tax. A brokerage account tax may apply if the average annual value of the securities the Grantee holds (e.g., Shares acquired under the Plan) in a brokerage or other securities account exceeds certain thresholds.

Stock Exchange Tax. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax may apply to transactions under the Plan, such as the sale of Shares acquired at settlement of the Restricted Stock Units. The Grantee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

CANADA

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Termination of Service Relationship. The following provision replaces the last paragraph in Paragraph 3 of the Award Agreement:

For purposes of the Restricted Stock Units, and except as expressly required by applicable legislation, the date of termination of the Grantee’s Service Relationship shall be considered to

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occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services, or the terms of the Grantee’s employment or service agreement, if any) as of the earliest of: (a) the date that the Grantee’s Service Relationship is terminated; (b) the date that the Grantee receives notice of termination of the Grantee’s Service Relationship; and (c) the date that the Grantee is no longer actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable employment law in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or service agreement, if any. The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).

The following terms and conditions apply to residents of Quebec:

Data Privacy. The following provision supplements Paragraph 14 of the Award Agreement:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, any Subsidiary, Solium, E*TRADE and any other service provider which may assist the Company with the administration of the Plan to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention «Agreement » ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Shares acquired under the Plan may not be sold or otherwise disposed of within Canada. The Grantee may sell the Shares acquired under the Plan provided the sale of such Shares takes place outside of Canada.

Foreign Asset/Account Reporting Information. Specified foreign property, including Shares and rights to receive Shares (e.g., Restricted Stock Units) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, the Restricted Stock Units must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because of other specified foreign property held by the Grantee. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Grantee owns other Shares, whether such shares are acquired inside and/or outside of the Plan, the ACB of the Shares acquired at settlement of the Restricted Stock Units may have to be averaged with the ACB of the other shares. The Grantee should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

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FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Nature of Award. This Award is not intended to qualify for special tax and social security treatment applicable to restricted stock units granted under Section 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.

Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.

Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. French residents must declare all foreign accounts, including accounts closed during the year, in their income tax returns. The Grantee should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of Shares) must be reported monthly to the German Federal Bank (Bundesbank). German residents who receive payments in excess of this amount must report the payments to Bundesbank electronically using the General Statistics Reporting Portal (Allgemeines Meldeportal Statistik) available via Bundesbank’s website (www.bundesbank.de). The Grantee is responsible for complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

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Restriction on Sale of Shares. To the extent the Restricted Stock Units vests within six months of the Grant Date, the Grantee may not dispose of the Shares acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date. Any Shares acquired under the Plan are accepted as a personal investment.

Notifications

SECURITIES WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Grantee is advised to exercise caution in relation to the offer. If the Grantee is in any doubt about any of the contents of this Agreement, the Plan or any Plan prospectus, the Grantee should obtain independent professional advice. The Restricted Stock Units and any Shares issued thereunder do not constitute a public offering of securities under Hong Kong law and are available only to service providers of the Company or any Subsidiary. The Agreement, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units and any documentation related thereto are intended solely for the personal use of each service provider of the Company or any Subsidiary, and may not be distributed to any other person.

INDIA

Notifications

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends received in relation to such shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.

Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian personal tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the Grantee should consult his or her personal advisor in this regard.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary must notify such Subsidiary in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Restricted Stock Units, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an

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interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Grantee should consult with his or her personal legal advisor as to whether or not this notification requirement applies.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting this Award, the Grantee acknowledges a copy of the Plan was made available to the Grantee, and that the Grantee has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement.

The Grantee further acknowledges that he or she has read and specifically and expressly approves Paragraph 2 (“Vesting of Restricted Stock Units”); Paragraph 8 (“Responsibility for Taxes”); Paragraph 11 (“Nature of Grant”); Paragraph 14 (“Data Privacy”); Paragraph 21 (“Governing Law”), Paragraph 22 (“Dispute Resolution”) and Paragraph 24 (“Imposition of Other Requirements”) of the Award Agreement.

Notifications

Foreign Asset/Account Reporting Information. If the Grantee holds investments abroad or foreign financial assets (e.g., cash, Shares) that may generate income taxable in Italy, the Grantee must report them on his or her annual tax return or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if the Grantee is a beneficial owner of the investments, even if he or she does not directly hold investments abroad or foreign financial assets.

Foreign Financial Asset Tax Information. The value of any Shares (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the Shares on December 31 or on the last day such shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. The Grantee should consult a personal tax advisor for additional information about the foreign financial assets tax.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report is due by March 15 each year. The Grantee should consult a personal tax advisor to determine if the reporting obligation applies to the Grantee and whether the Grantee will be required to include details of the Grantee’s outstanding Restricted Stock Units in the report.

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NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

WARNING: The Grantee is being offered Restricted Stock Units which, upon vesting in accordance with the terms of the grant of the Restricted Stock Units, will be converted into Shares. The Grantee may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Grantee will be paid only after all creditors have been paid. The Grantee may lose some or all of his or her investment.

New Zealand law normally requires persons and entities that offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Grantee may not be given all the information usually required. The Grantee will also have fewer other legal protections for this investment.

The Grantee should ask questions, read all documents carefully, and seek independent financial advice before committing to the Restricted Stock Units.

For information about potential factors that could affect the Company’s business and financial results, the Grantee should refer to the Company’s Rule 701 disclosure documents, which include the Company’s most recent financial statements. A copy of these documents will be sent to the Grantee free of charge upon request to the Company at equity@rubrik.com.

NORWAY

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Grant Date, the Grantee may not dispose of the Shares acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA.

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Notifications

Securities Law Information. The Restricted Stock Units are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made with a view to the Restricted Stock Units or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer/Director Notification Requirement. The chief executive officer (“CEO”) and any director (including an alternate, associate, substitute or shadow director) of a Singapore Subsidiary must notify the Singapore Subsidiary in writing within two business days of (i) becoming the registered holder of or acquiring an interest (e.g., Restricted Stock Units, Shares) in the Company or any Subsidiary, or becoming the CEO or a director (as the case may be), or (ii) any change in a previously disclosed interest (e.g., sale of Shares). These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during the calendar year.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Paragraph 11 of the Award Agreement:

In accepting the Award, the Grantee consents to participation in the Plan and acknowledges that the Grantee has received a copy of the Plan.

Further, the Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to offer participation in the Plan to individuals who may be employees of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon certain express assumptions and conditions. Consequently, the Grantee understands that participation in the Plan is granted on the assumption and condition that participation in the Plan and any Shares acquired under the Plan shall not become a part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Grantee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any rights granted under the Plan shall be null and void.

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The Grantee also understands and agrees that any portion of the Restricted Stock Units that is unvested will be automatically forfeited, without entitlement to any amount of indemnification, in the event of termination of the Grantee’s Service Relationship by any reason, including, but not limited to, resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985.

Notifications

Securities Law Information. The Grantee’s participation in the Plan and any Shares issued thereunder do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. Neither the Plan nor the Agreement has been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information. The Grantee must declare the acquisition, ownership and sale of Shares acquired under the Plan. Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year on a Form D-6; however, if the value of Shares acquired or sold exceeds €1,502,530, the declaration must also be filed within one month of the acquisition or sale, as applicable.

In addition, the Grantee may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts) held abroad, any foreign instruments (including Shares) and any transactions with non-Spanish residents (including the payment of any Shares made to the Grantee by the Company) depending on the value of the transactions during the relevant year or the balances in such accounts and the value of such instruments as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. To the extent that the Grantee holds assets or rights outside of Spain (e.g., Shares or cash held in a brokerage or bank account) with a value in excess of €50,000 per asset type as of December 31 (or at any time during the year in which the asset is sold), the Grantee will be required to report information on such assets or rights on the Granteee’s tax return (tax form 720) for such year. After such assets or rights are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported assets or rights increases by more than €20,000, or if the ownership of such assets or rights is transferred or relinquished during the year. The report must be completed by March 31.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Notifications

Securities Law Information. The offer to participate in the Plan and the issuance of any Shares under the Plan is not intended to be a public offering in Switzerland. Neither the Agreement nor any other materials relating to the Restricted Stock Units (1) constitute a prospectus as such term

21

is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

TAIWAN

Notifications

Securities Law Information. The offer of participation in the Plan is available only for service providers of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares and the receipt of any dividends paid on such shares) into Taiwan up to US$5,000,000 per year without justification. If the transaction amount is TWD 500,000 or more in a single transaction, a Foreign Exchange Transaction Form must be submitted, along with supporting documentation, to the satisfaction of the remitting bank. The Grantee should consult a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED KINGDOM

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Responsibility for Taxes. The following provision supplements Paragraph 8 of the Award Agreement:

Without limitation to Paragraph 8 of the Award Agreement, the Grantee agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.

Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act) at the time of the taxable event, the terms of the immediately foregoing provision may not apply to the Grantee if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to the Grantee on which additional income tax and National Insurance

22

Contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from the Grantee by any of the means referred to in the Plan or Paragraph 8 of the Award Agreement.

Joint Election. As a condition of participation in the Plan, the Grantee agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Restricted Stock Units granted under this Agreement, any other Restricted Stock Units granted by the Company in the past and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, the Grantee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to the Grantee. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company and/or the Service Recipient. The Grantee further agrees that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from the Grantee by any of the means set forth in Paragraph 8 of the Award Agreement.

If the Grantee does not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any Shares to the Grantee upon settlement of the Restricted Stock Units.

Section 431 Election. As a condition of participation in the Plan and the settlement of the Restricted Stock Units, the Grantee agrees that, jointly with the Service Recipient, he or she will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Grantee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the settlement of the Restricted Stock Units as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Grantee must enter into the form of election, which is attached to this Addendum A, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

The Grantee will accept the joint election electronically pursuant to the Company’s instructions to the Grantee (including through an online acceptance process).

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Rubrik, Inc.

Attachment to U.K. Section of Addendum A

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

6. Between

The Grantee, who has obtained authorized access to the joint election

and

Rubrik UK Limited, of Company Registration Number 11375501 (who is the Grantee’s employer).

7. Purpose of Election

This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant income tax and National Insurance contribution (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

8. Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Grantee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Rubrik, Inc.

Name of issuer of securities	Rubrik, Inc.

To be acquired by the Grantee on or after the date of this Election under the terms of the Rubrik, Inc. 2014 Stock Option and Grant Plan.

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9. Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

10. Declaration

This election will become irrevocable upon the later of its execution or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (the Grantee)	Date

/ /
Signature (for and on behalf of Rubrik UK Limited)	Date

Position in Rubrik UK Limited

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the Grantee and Grantee’s employer in respect of that and any later acquisition.

25

Rubrik, Inc.

Attachment to U.K. Section of Addendum A

Important Note on the Election to Transfer Employer’s National Insurance Liability to the

Employee

If you are or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with your participation in the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), you are required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions to the Employee (the “Election”). The Election acts to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

The Election is attached hereto. Please read the Election carefully.

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Election to Transfer the Employer’s National Insurance Liability to the Employee

2.	PARTIES

This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:

(A)

The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) and/or restricted stock units (“Restricted Stock Units,” and together with Options, “Awards”) pursuant to the terms and conditions of the Rubrik, Inc. 2014 Stock Option and Grant Plan, as may be amended from time to time (the “Plan”), and

(B)	Rubrik, Inc. of 1001 Page Mill Road, Building 2, Palo Alto CA, 94304, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which the Employer’s National Insurance Contributions becomes due is defined as:

(iv)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(v)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(vi)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

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“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement pursuant to which the Awards were granted. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by electronically accepting or by signing this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

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(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement pursuant to which the Awards were granted.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

29

Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

[insert name]
[insert title]

30

SCHEDULE OF EMPLOYER COMPANIES

The following are the employing companies to which this Joint Election may apply:

Rubrik UK Limited

Registered Office:	100 New Bridge Street, London EC4V6JA
Company Registration Number:	11375501
Corporation Tax Reference:	58368 25816
PAYE Reference:	120/FB88787

31

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Name of Grantee:

Grantee ID:

Grant No.

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Time Condition:	25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to the Grantee maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to the Grantee maintaining a continuous Service Relationship through each such date.

Performance Condition:	The Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

Expiration Date:

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”) and this Global Restricted Stock Unit Award Agreement, including any additional terms and conditions for Non-U.S. Grantees set forth in Addendum A attached hereto (together, the “Agreement”), Rubrik, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.000025 per share, (the “Stock”) of the Company.

Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

1. General Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based vesting condition (the “Time Condition”) and a performance-based vesting condition (the “Performance Condition”) described above, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Paragraph 4 of this Agreement. Each date as of which both the Time Condition and Performance Condition described above have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Condition, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

The Committee may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including due to the Grantee’s death or Disability) prior to the satisfaction of the Time Condition set forth above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Condition set forth above, but shall expire and be of no further force or effect on the Expiration Date.

4. Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan.

6. Restrictions on Transfer. All Shares acquired under this Agreement upon settlement of the Restricted Stock Units shall be subject to the transfer restrictions set forth in Section 9 of the Plan.

7. Grantee Representations. In connection with any issuance of Shares upon settlement of the Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(a) The Grantee is acquiring the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(b) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers, at the Grantee’s own expense, with respect to the Grantee’s investment in the Company.

(c) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

(d) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Grantee understands that the Shares are not registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(f) The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(g) The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(h) The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

8. Responsibility for Taxes.

(a) Regardless of any action taken by the Company or, if different, the Subsidiary that employs the Grantee or for which the Grantee otherwise provides services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee or deemed by the Company or the Service Recipient in its discretion to be an appropriate charge to the Grantee even if legally applicable to the Company or the Service Recipient (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld, if any, by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i)

make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) The Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, prior to any relevant taxable or tax withholding event, to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Service Recipient;

(ii) withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent);

(iii) withholding Shares to be issued upon settlement of the Restricted Stock Units; or

(iv) any other method of withholding determined by the Company to be permitted by applicable law;

provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act at the time of the taxable event or tax withholding event, as applicable, then the Committee shall establish the method of withholding from alternatives (i), (iii) and (iv) herein and, if the Committee does not exercise its discretion prior to the applicable withholding event, then the Grantee shall be entitled to elect the method of withholding from the alternatives above.

(c) Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares underlying the Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(d) The Grantee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to permit the settlement of the Restricted Stock Units or to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

9. Section 409A of the Code. For U.S. taxpayers only. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10. No Obligation to Continue Employment. Neither the Service Recipient nor the Company or any other Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or service and neither the Plan nor this Agreement shall (i) create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and/or (ii) interfere in any way with the right of the Service Recipient to terminate the Service Relationship of the Grantee at any time.

11. Nature of Grant. By accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purposes, including for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, holiday top-up, pension or retirement or welfare benefits or similar mandatory payments;

(g) unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary;

(h) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units or any underlying Shares resulting from (i) the application of any compensation recovery or clawback policy adopted by the Company or required by law, or (ii) the termination of the Grantee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or other service agreement, if any);

(i) for purposes of this Award, the date of termination of the Grantee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or service agreement, if any) as of the date the Grantee is no longer actively providing services to the Company or the Service Recipient and shall not be extended by any notice period (e.g., the Grantee’s period of service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or otherwise providing services, or the terms of the Grantee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence);

(j) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty; and

(k) if the Grantee is providing services outside the United States, neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

12. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee understands and agrees that the Grantee should consult with personal tax, legal and financial advisors, at Grantee’s own expense, regarding participation in the Plan before taking any action related to the Plan.

13. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

14. Addendum A. Notwithstanding any provisions in this Global Restricted Stock Unit Award Agreement, the Restricted Stock Units shall be subject to any additional terms and conditions for the Grantee’s country set forth in Addendum A. Moreover, if the Grantee relocates from one of the countries included in Addendum A to another country included in Addendum A, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Addendum A constitutes part of this Agreement.

15. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

16. Insider Trading/Market Abuse Laws. The Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and, if different, the Grantee’s country, the Grantee’s broker’s country and/or the country in which Shares may be listed, if applicable, which may affect the Grantee’s ability to accept or otherwise acquire, or sell, attempt to sell or otherwise dispose of, Shares or rights to Shares (e.g., the Restricted Stock Units) under the Plan or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction) or the trade in Shares or the trade in rights to Shares under the Plan. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before possessing inside information. Furthermore, the Grantee could be prohibited from (1) disclosing the inside information to any third party and (2) “tipping” third parties or otherwise causing them to buy or sell securities; “third parties” include fellow employees or service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. It is the Grantee’s responsibility to comply with any applicable restrictions and the Grantee should speak to a personal advisor on this matter.

17. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

19. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Restricted Stock Units, this Agreement, or the breach, termination or validity of the Plan, the Restricted Stock Units or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, CA.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Paragraph 19 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

20. Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

21. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

22. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

23. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Peter McGoff
Chief Legal Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE

Name:

Address:

By providing an additional signature below or by electronically accepting this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process), the Grantee declares that he or she expressly agrees with the data processing practices described in Paragraph 1 of Addendum A and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Paragraph 1 of Addendum A, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Paragraph 1 of Addendum A. The Grantee understands that, as a condition of receiving the Restricted Stock Units, the Grantee must provide his or her signature below or electronically accept this Agreement, otherwise the Company may forfeit the Restricted Stock Units. The Grantee understands that he or she may withdraw consent at any time with future effect for any or no reason as described in Paragraph 1 of Addendum A.

ADDENDUM A

TERMS AND CONDITIONS FOR NON-U.S. GRANTEES

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and the Global Restricted Stock Unit Award Agreement (the “Award Agreement”) to which this Addendum A is attached.

Terms and Conditions

This Addendum A includes additional terms and conditions that govern the Restricted Stock Units granted to the Grantee under the Plan if the Grantee resides and/or works in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing, transfers to another country after the Grant Date or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein apply to the Grantee.

Notifications

This Addendum A also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of November 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date by the time the Grantee receives Shares upon settlement of the Restricted Stock Units or sells the Shares acquired under the Plan.

In addition, the information contained in this Addendum A is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the applicable laws in his or her country may apply to the Grantee’s situation.

Finally, the Grantee understands that if he or she is a citizen or resident of a country other than the one in which the Grantee currently resides and/or works, transfers to another country after the Grant Date, or is considered a resident of another country for local law purposes, the notifications contained herein may not apply to the Grantee in the same manner.

TERMS AND CONDITIONS APPLICABLE TO NON-U.S. GRANTEES

In accepting the Award, the Grantee acknowledges, understands and agrees to the following:

1. Data Privacy.

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent.

(b) Stock Plan Administration Service Providers. The Company will transfer Data to Solium Capital Inc. (including its affiliated companies) (collectively, “Solium”) and to E*TRADE Financial Services, Inc. (including its affiliated companies) (collectively, “E*TRADE”), both of whom assist the Company with the implementation, administration and management of the Plan. The Company may select different or additional service providers in the future and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with Solium and/or E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company, Solium and E*TRADE are based in the United States. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is the Grantee’s consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, the Grantee’s salary from or employment and career with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Restricted Stock Units or other equity awards to the Grantee or administer or maintain such awards.

(f) Data Subject Rights. The Grantee may have a number of rights under data privacy laws in the Grantee’s jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact the local human resources representative.

By accepting the Restricted Stock Units and indicating consent via the Company’s acceptance procedure, the Grantee is declaring agreement with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

Finally, the Grantee understands that the Company may rely on a different basis for the processing or transfer of Data in the future and/or request that the Grantee provide another data privacy consent. If applicable, the Grantee agrees that upon request of the Company or the Service Recipient, the Grantee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Service Recipient may deem necessary to obtain from the Grantee for the purpose of administering the Grantee’s participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Service Recipient.

2. Language. The Grantee acknowledges and represents that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow the Grantee to understand the terms of this Agreement and any other documents related to the Plan. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

3. Foreign Asset/Account Reporting Requirements and Exchange Controls. Certain foreign asset and/or foreign account reporting requirements and exchange controls may affect the Grantee’s ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired under the Plan) in a brokerage or bank account outside the Grantee’s country. The Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in the Grantee’s country and/or to repatriate sale proceeds or other funds received as a result of participation in the Plan to the Grantee’s country through a designated bank or broker within a certain time after receipt. It is the Grantee’s responsibility to comply with such regulations, and the Grantee should consult a personal legal advisor for any details.

AUSTRIA

Notifications

Exchange Control Information. If the Grantee is an Austrian resident and holds Shares outside Austria (even if held with an Austrian bank), the Grantee must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not meet or exceed €30,000,000 or as of December 31 does not meet or exceed €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be submitted. The deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter and the deadline for filing the annual report is January 31 of the following year.

In addition, exchange control reporting obligations may apply if the Grantee holds cash accounts outside Austria. If the transaction volume of the Grantee’s cash accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month. If the transaction value of all cash accounts abroad is less than €10,000,000, no ongoing reporting requirements apply.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. The Grantee is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside Belgium on his or her annual tax return. In a separate report, Belgium residents are also required to provide the National Bank of Belgium with account details of any such foreign accounts (including the account number, bank name and country in which any such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Grantee should consult a personal tax advisor with respect to the applicable reporting obligations.

Brokerage Account Tax. A brokerage account tax may apply if the average annual value of the securities the Grantee holds (e.g., Shares acquired under the Plan) in a brokerage or other securities account exceeds certain thresholds.

Stock Exchange Tax. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax may apply to transactions under the Plan, such as the sale of Shares acquired at settlement of the Restricted Stock Units. The Grantee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

CANADA

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Termination of Service Relationship. The following provision replaces Paragraph 11(i) of the Award Agreement:

For purposes of the Restricted Stock Units, and except as expressly required by applicable legislation, the date of termination of the Grantee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services, or the terms of the Grantee’s employment or service agreement, if any) as of the earliest of: (a) the date that the Grantee’s Service Relationship is terminated; (b) the date that the Grantee receives notice of termination of the Grantee’s Service Relationship; and (c) the date that the Grantee is no longer actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable employment law in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or service agreement, if any. The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).

The following terms and conditions apply to residents of Quebec:

Data Privacy. The following provision supplements Paragraph 1 of this Addendum A:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, any Subsidiary, Solium, E*TRADE and any other service provider which may assist the Company with the administration of the Plan to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention «Agreement» ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Shares acquired under the Plan may not be sold or otherwise disposed of within Canada. The Grantee may sell the Shares acquired under the Plan provided the sale of such Shares takes place outside of Canada.

Foreign Asset/Account Reporting Information. Specified foreign property, including Shares and rights to receive Shares (e.g., Restricted Stock Units) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, the Restricted Stock Units must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because of other specified foreign property held by the Grantee. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Grantee owns other Shares, whether such shares are acquired inside and/or outside of the Plan, the ACB of the Shares acquired at settlement of the Restricted Stock Units may have to be averaged with the ACB of the other shares. The Grantee should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

DENMARK

Terms and Conditions

Danish Stock Option Act. By accepting the Award, the Grantee acknowledges that the Grantee has received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Act”) and is attached hereto as Addendum B.

Further, by accepting the Award, the Grantee acknowledges that the Act has been amended as of January 1, 2019. Accordingly, the Grantee is advised and agrees that the provisions governing the Restricted Stock Units in case of termination of the Grantee’s Service Relationship under the Agreement and the Plan will apply for any grant of Restricted Stock Units made on or after January 1, 2019. The relevant provisions are detailed in the Agreement, the Plan and the Employer Statement.

Notifications

Foreign Asset/Account Reporting Information. If the Grantee establishes an account holding Shares or an account holding cash outside Denmark, the Grantee must report the account to the Danish Tax Administration as part of his or her annual tax return under the section related to foreign affairs and income. The Grantee should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Nature of Award. This Award is not intended to qualify for special tax and social security treatment applicable to restricted stock units granted under Section 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.

Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.

Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. French residents must declare all foreign accounts, including accounts closed during the year, in their income tax returns. The Grantee should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of Shares) must be reported monthly to the German Federal Bank (Bundesbank). German residents who receive payments in excess of this amount must report the payments to Bundesbank electronically using the General Statistics Reporting Portal (Allgemeines Meldeportal Statistik) available via Bundesbank’s website (www.bundesbank.de). The Grantee is responsible for complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Grant Date, the Grantee may not dispose of the Shares acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date. Any Shares acquired under the Plan are accepted as a personal investment.

Notifications

SECURITIES WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Grantee is advised to exercise caution in relation to the offer. If the Grantee is in any doubt about any of the contents of this Agreement, the Plan or any Plan prospectus, the Grantee should obtain independent professional advice. The Restricted Stock Units and any Shares issued thereunder do not constitute a public offering of securities under Hong Kong law and are available only to service providers of the Company or any Subsidiary. The Agreement, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units and any documentation related thereto are intended solely for the personal use of each service provider of the Company or any Subsidiary, and may not be distributed to any other person.

INDIA

Notifications

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends received in relation to such shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.

Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian personal tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the Grantee should consult his or her personal advisor in this regard.

INDONESIA

Terms and Conditions

Language Consent and Notification. A translation of the documents relating to this grant (i.e., the Plan and the Agreement) into Bahasa Indonesia can be provided to the Grantee upon request to the Grantee’s local human resources representative. By accepting the grant of Restricted Stock Units, the Grantee (i) confirms having read and understood the documents relating to this grant (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accepts the terms of those documents accordingly, and (iii) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Persetujuan dan Pemberitahuan Bahasa. Terjemahan dari dokumen-dokumen terkait dengan pemberian ini (yaitu, Program dan Perjanjian) ke Bahasa Indonesia dapat disediakan bagi Peserta berdasarkan permintaan kepada perwakilan sumber daya manusia lokal Peserta. Dengan menerima pemberian Restricted Stock Units, Peserta (i) mengkonfirmasi bahwa dirinya telah membaca dan mengerti dokumen-dokumen yang terkait dengan pemberian ini (yaitu, Program dan Perjanjian) yang disediakan dalam Bahasa Inggris, (ii) menerima syarat-syarat dari dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa, dan Lambang Negara, Serta Lagu Kebangsaan atau Peraturan Presiden pelaksananya (ketika diterbitkan).

Notifications

Exchange Control Information. Indonesian residents must provide Bank Indonesia with information on foreign exchange activities (e.g., remittance of proceeds from the sale of Shares into Indonesia) via a monthly report submitted online through Bank Indonesia’s website. The report is due no later than the 15th day of the month following the month in which the activity occurred.

In addition, when proceeds from the sale of Shares are remitted into Indonesia, a statistical reporting requirement will apply and the Indonesian bank executing the transaction may request information from the Grantee. The Grantee will be obligated to provide such information so that the bank can fulfill this reporting requirement to Bank Indonesia.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary must notify such Subsidiary in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Restricted Stock Units, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Grantee should consult with his or her personal legal advisor as to whether or not this notification requirement applies.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting this Award, the Grantee acknowledges a copy of the Plan was made available to the Grantee, and that the Grantee has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement.

The Grantee further acknowledges that he or she has read and specifically and expressly approves Paragraph 2 (“Vesting of Restricted Stock Units”); Paragraph 8 (“Responsibility for Taxes”); Paragraph 11 (“Nature of Grant”); Paragraph 18 (“Governing Law”), Paragraph 19 (“Dispute Resolution”) and Paragraph 21 (“Imposition of Other Requirements”) of the Award Agreement, and Paragraph 1 (“Data Privacy”) of this Addendum A.

Notifications

Foreign Asset/Account Reporting Information. If the Grantee holds investments abroad or foreign financial assets (e.g., cash, Shares) that may generate income taxable in Italy, the Grantee must report them on his or her annual tax return or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if the Grantee is a beneficial owner of the investments, even if he or she does not directly hold investments abroad or foreign financial assets.

Foreign Financial Asset Tax Information. The value of any Shares (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the Shares on December 31 or on the last day such shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. The Grantee should consult a personal tax advisor for additional information about the foreign financial assets tax.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report is due by March 15 each year. The Grantee should consult a personal tax advisor to determine if the reporting obligation applies to the Grantee and whether the Grantee will be required to include details of the Grantee’s outstanding Restricted Stock Units in the report.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

WARNING: The Grantee is being offered Restricted Stock Units which, upon vesting in accordance with the terms of the grant of the Restricted Stock Units, will be converted into Shares. The Grantee may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Grantee will be paid only after all creditors have been paid. The Grantee may lose some or all of his or her investment.

New Zealand law normally requires persons and entities that offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Grantee may not be given all the information usually required. The Grantee will also have fewer other legal protections for this investment.

The Grantee should ask questions, read all documents carefully, and seek independent financial advice before committing to the Restricted Stock Units.

For information about potential factors that could affect the Company’s business and financial results, the Grantee should refer to the Company’s Rule 701 disclosure documents, which include the Company’s most recent financial statements. A copy of these documents will be sent to the Grantee free of charge upon request to the Company at equity@rubrik.com.

NORWAY

There are no country-specific provisions.

SAUDI ARABIA

Notifications

Securities Law Information. The Agreement and related Plan documents may not be distributed in Saudi Arabia except to such persons as are permitted under the Offers of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Agreement. Prospective acquirers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If the Grantee does not understand the contents of the Agreement, the Grantee should consult an authorized financial adviser.

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Grant Date, the Grantee may not dispose of the Shares acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA.

Notifications

Securities Law Information. The Restricted Stock Units are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made with a view to the Restricted Stock Units or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer/Director Notification Requirement. The chief executive officer (“CEO”) and any director (including an alternate, associate, substitute or shadow director) of a Singapore Subsidiary must notify the Singapore Subsidiary in writing within two business days of (i) becoming the registered holder of or acquiring an interest (e.g., Restricted Stock Units, Shares) in the Company or any Subsidiary, or becoming the CEO or a director (as the case may be), or (ii) any change in a previously disclosed interest (e.g., sale of Shares). These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during the calendar year.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Paragraph 11 of the Award Agreement:

In accepting the Award, the Grantee consents to participation in the Plan and acknowledges that the Grantee has received a copy of the Plan.

Further, the Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to offer participation in the Plan to individuals who may be employees of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon certain express assumptions and conditions. Consequently, the Grantee understands that participation in the Plan is granted on the assumption and condition that participation in the Plan and any Shares acquired under the Plan shall not become a part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Grantee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any rights granted under the Plan shall be null and void.

The Grantee also understands and agrees that any portion of the Restricted Stock Units that is unvested will be automatically forfeited, without entitlement to any amount of indemnification, in the event of termination of the Grantee’s Service Relationship by any reason, including, but not limited to, resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985.

Notifications

Securities Law Information. The Grantee’s participation in the Plan and any Shares issued thereunder do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. Neither the Plan nor the Agreement has been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information. The Grantee must declare the acquisition, ownership and sale of Shares acquired under the Plan. Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year on a Form D-6; however, if the value of Shares acquired or sold exceeds €1,502,530, the declaration must also be filed within one month of the acquisition or sale, as applicable.

In addition, the Grantee may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts) held abroad, any foreign instruments (including Shares) and any transactions with non-Spanish residents (including the payment of any Shares made to the Grantee by the Company) depending on the value of the transactions during the relevant year or the balances in such accounts and the value of such instruments as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. To the extent that the Grantee holds assets or rights outside of Spain (e.g., Shares or cash held in a brokerage or bank account) with a value in excess of €50,000 per asset type as of December 31 (or at any time during the year in which the asset is sold), the Grantee will be required to report information on such assets or rights on the Granteee’s tax return (tax form 720) for such year. After such assets or rights are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported assets or rights increases by more than €20,000, or if the ownership of such assets or rights is transferred or relinquished during the year. The report must be completed by March 31.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Notifications

Securities Law Information. The offer to participate in the Plan and the issuance of any Shares under the Plan is not intended to be a public offering in Switzerland. Neither the Agreement nor any other materials relating to the Restricted Stock Units (1) constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

TAIWAN

Notifications

Securities Law Information. The offer of participation in the Plan is available only for service providers of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares and the receipt of any dividends paid on such shares) into Taiwan up to US$5,000,000 per year without justification. If the transaction amount is TWD 500,000 or more in a single transaction, a Foreign Exchange Transaction Form must be submitted, along with supporting documentation, to the satisfaction of the remitting bank. The Grantee should consult a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED ARAB EMIRATES

Terms and Conditions

Securities Law Information. The Restricted Stock Units are granted under the Plan only to select service providers of the Company and its Subsidiaries and are in the nature of providing equity incentives to service providers in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such service providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Grantee does not understand the contents of the Plan and the Agreement, the Grantee should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Agreement nor taken steps to verify the information set out herein, and has no responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Responsibility for Taxes. The following provision supplements Paragraph 8 of the Award Agreement:

Without limitation to Paragraph 8 of the Award Agreement, the Grantee agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.

Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act) at the time of the taxable event, the terms of the immediately foregoing provision may not apply to the Grantee if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to the Grantee on which additional income tax and National Insurance Contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from the Grantee by any of the means referred to in the Plan or Paragraph 8 of the Award Agreement.

Joint Election. As a condition of participation in the Plan, the Grantee agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Restricted Stock Units granted under this Agreement, any other Restricted Stock Units granted by the Company in the past and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, the Grantee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to the Grantee. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company and/or the Service Recipient. The Grantee further agrees that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from the Grantee by any of the means set forth in Paragraph 8 of the Award Agreement.

If the Grantee does not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any Shares to the Grantee upon settlement of the Restricted Stock Units.

Section 431 Election. As a condition of participation in the Plan and the settlement of the Restricted Stock Units, the Grantee agrees that, jointly with the Service Recipient, he or she will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Grantee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the settlement of the Restricted Stock Units as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Grantee must enter into the form of election, which is attached to this Addendum A, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

The Grantee will be deemed to have executed the joint election if the Grantee electronically accepts this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process)

Rubrik, Inc.

Attachment to U.K. Section of Addendum A

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

1. Between

The Grantee, who has obtained authorized access to the joint election

and

Rubrik UK Limited, of Company Registration Number 11375501 (who is the Grantee’s employer).

2. Purpose of Election

This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant income tax and National Insurance contribution (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3. Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Grantee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Rubrik, Inc.

Name of issuer of securities	Rubrik, Inc.

To be acquired by the Grantee on or after the date of this Election under the terms of the Rubrik, Inc. 2014 Stock Option and Grant Plan.

4. Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

5. Declaration

This election will become irrevocable upon the later of its execution or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (the Grantee)	Date

/ /
Signature (for and on behalf of Rubrik UK Limited)	Date

Position in Rubrik UK Limited

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the Grantee and Grantee’s employer in respect of that and any later acquisition.

Rubrik, Inc.

Attachment to U.K. Section of Addendum A

Important Note on the Election to Transfer Employer’s National Insurance Liability to the Employee

If you are or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with your participation in the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), you are required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions to the Employee (the “Election”). The Election acts to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

The Election is attached hereto. Please read the Election carefully.

Election to Transfer the Employer’s National Insurance Liability to the Employee

1. PARTIES

This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:

(A)

The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) and/or restricted stock units (“Restricted Stock Units,” and together with Options, “Awards”) pursuant to the terms and conditions of the Rubrik, Inc. 2014 Stock Option and Grant Plan, as may be amended from time to time (the “Plan”), and

(B)	Rubrik, Inc. of 3495 Deer Creek Road, Palo Alto CA, 94304, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

2. PURPOSE OF ELECTION

2.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which the Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement pursuant to which the Awards were granted. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3. ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Awards, (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election (whether electronically or in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4. PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement pursuant to which the Awards were granted.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5. DURATION OF ELECTION

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election, (whether electronically or in hard copy) the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Peter McGoff Chief Legal Officer

SCHEDULE OF EMPLOYER COMPANIES

The following are the employing companies to which this Joint Election may apply:

Rubrik UK Limited

Registered Office:	100 New Bridge Street, London EC4V6JA

Company Registration Number:	11375501

Corporation Tax Reference:	58368 25816

PAYE Reference:	120/FB88787

Addendum B

SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

If Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”) applies to your Restricted Stock Unit grant, you are entitled to receive the following information regarding the Plan in a separate written statement.

This statement contains only the information mentioned in the Stock Option Act, while the other terms and conditions of your restricted stock unit grant are described in detail in the Plan and the Agreement, which has been made available to you.

Capitalized terms in this Employer Statement shall have the meaning specified in the Agreement or the Plan, unless a different meaning is specified herein.

1. Date of grant of unfunded right to receive stock upon satisfying certain conditions

The grant date of your Restricted Stock Units is the date that the Committee approved a grant for you and determined it would be effective.

2. Terms or conditions for grant of a right to future award of stock

The grant of Restricted Stock Units under the Plan is offered at the sole discretion of the Company. Employees of the Company and its Subsidiaries are eligible to participate in the Plan. The Company may decide, in its sole discretion, not to make any grants of restricted stock units to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future grants of restricted stock units.

3. Vesting Date or Period

The Restricted Stock Units are subject to both a Time Condition and a Performance Condition, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with the Agreement.

Generally, 25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to you maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to you maintaining a continuous Service Relationship through each such date. Your Restricted Stock Units shall be converted into an equivalent number of Shares upon vesting.

The Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

4. Exercise Price

No exercise price is payable upon the vesting of your Restricted Stock Units and the issuance of Shares to you in accordance with the vesting schedule described above.

5. Your rights upon termination of service

The treatment of your Restricted Stock Units upon termination of your Service Relationship will be determined in accordance with the termination provisions in the Agreement, which are summarized immediately below. In the event of a conflict between the terms of the Agreement and the summary below, the terms set forth in the Agreement will govern your Restricted Stock Units.

If your Service Relationship terminates for any reason (including due to your death or Disability) prior to the satisfaction of the Time Condition, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither you nor any of your successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Condition, but shall expire and be of no further force or effect on the Expiration Date.

6. Financial aspects of participating in the Plan

The grant of Restricted Stock Units has no immediate financial consequences for you. The value of the Restricted Stock Units is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares are financial instruments. The future value of the Shares is unknown and cannot be predicted with certainty.

Rubrik, Inc. 3495 Deer Creek Road
Palo Alto CA, 94304
U.S.A.

SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK ARBEJDSGIVERERKLÆRING

Såfremt § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold (“Aktieoptionsloven”) finder anvendelse på din tildeling af Betingede Aktieenheder, er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om Planen.

Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, medens de øvrige kriterier og betingelser for din tildeling af Betingede Aktieenheder er beskrevet nærmere i Planen og i Aftalen, som du har fået adgang til.

Ord, der i denne Arbejdsgivererklæring er skrevet med stort begyndelsesbogstav, har den betydning, der er anført i Aftalen eller Planen, medmindre andet er anført i denne Arbejdsgivererklæring.

1. Tidspunkt for tildeling af en vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser

Tidspunktet for tildelingen af dine Betingede Aktieenheder er den dato, hvor Udvalget godkendte din tildeling og besluttede, at denne skulle træde i kraft.

2. Kriterier eller betingelser for tildeling af retten til senere at få tildelt aktier

Tildelingen af Betingede Aktieenheder i henhold til Planen sker efter Selskabets frie skøn. Medarbejderne i Selskabet og i dets Datterselskaber er berettiget til at deltage i Planen. Selskabet kan frit vælge ikke fremover at tildele dig nogen betingede aktieenheder. I henhold til Planen og Aftalen har du hverken ret til eller krav på i fremtiden at få tildelt betingede aktieenheder.

3. Modningstidspunkt eller -periode

De Betingede Aktieenheder er underlagt både en Tidsbetingelse og en Performancebetingelse, der begge skal være opfyldt forud for Udløbstidspunktet, før de Betingede Aktieenheder vil blive anset for at være modnet og vil kunne afregnes i overensstemmelse med Aftalen.

Generelt vil 25% af de Betingede Aktieenheder opfylde Tidsbetingelsen på første årsdag for Modningspåbegyndelsestidspunktet, forudsat at du fortsat er i et Ansættelsesforhold frem til dette tidspunkt. Efterfølgende vil de resterende 75% af de Betingede Aktieenheder opfylde Tidsbetingelsen i 12 lige store rater hvert kvartal, forudsat at du fortsat er i et Ansættelsesforhold frem til hver af disse tidspunkter. Dine Betingede Aktieenheder vil ved modningen blive konverteret til et tilsvarende antal Aktier.

De Betingede Aktieenheder opfylder kun Performancebetingelsen ved den førstkommende af følgende hændelser: (i) umiddelbart forud for en Salgshændelse eller (ii) Selskabets Børsintroduktion—i begge tilfælde skal hændelsen ske forud for Udløbstidspunktet.

4. Udnyttelseskurs

Der skal ikke betales nogen udnyttelseskurs i forbindelse med modningen af dine Betingede Aktieenheder og udstedelsen af Aktier til dig i overensstemmelse med den ovenfor beskrevne modningstidsplan.

5. Din retsstilling i forbindelse med fratræden

Dine Betingede Aktieenheder vil i tilfælde af dit Ansættelsesforholds ophør blive behandlet i overensstemmelse med fratrædelsesbestemmelserne i Aftalen, hvilke er opsummeret umiddelbart nedenfor. I tilfælde af en konflikt mellem betingelserne i Aftalen og nedenstående opsummering vil det være betingelserne i Aftalen, der regulerer, hvordan dine Betingede Aktieenheder bliver behandlet.

Hvis dit Ansættelsesforhold ophører uanset årsag (herunder som følge af din død eller uarbejdsdygtighed), inden Tidsbetingelsen er opfyldt, vil eventuelle Betingede Aktieenheder, som ikke har opfyldt Tidsbetingelsen på dette tidspunkt, bortfalde automatisk og uden varsel, og hverken du eller dine retsefterfølgere, arvinger, omsætningserhververe eller personlige stedfortrædere vil herefter have nogen rettigheder til eller interesser i disse bortfaldne Betingede Aktieenheder. Eventuelle Betingede Aktieenheder, der ikke har opfyldt Tidsbetingelsen pr. dette tidspunkt, vil fortsat være underlagt Performancebetingelsen, men vil udløbe og ikke længere have retskraft eller virkning på Udløbstidspunktet.

6. Økonomiske aspekter ved deltagelse i Planen

Tildelingen af Betingede Aktieenheder har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af de Betingede Aktieenheder indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovpligtige vederlagsafhængige ydelser.

Aktier er økonomiske instrumenter. Den fremtidige værdi af Aktierne kendes ikke og kan ikke forudsiges med sikkerhed.

Rubrik, Inc. 3495 Deer Creek Road
Palo Alto CA, 94304
U.S.A.

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE RUBRIK, INC.

2014 STOCK OPTION AND GRANT PLAN

Name of Grantee:

Grantee ID:

Grant No.

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Time Condition:	25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to the Grantee maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to the Grantee maintaining a continuous Service Relationship through each such date.

Performance Condition:	The Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

Expiration Date:

Pursuant to the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”) and this Global Restricted Stock Unit Award Agreement, including any additional terms and conditions for Non-U.S. Grantees set forth in Addendum A attached hereto (together, the “Agreement”), Rubrik, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.000025 per share, (the “Stock”) of the Company.

Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

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24. General Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

25. Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based vesting condition (the “Time Condition”) and a performance-based vesting condition (the “Performance Condition”) described above, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Paragraph 4 of this Agreement. Each date as of which both the Time Condition and Performance Condition described above have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Time Condition and the Performance Condition, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

Notwithstanding the foregoing, the Restricted Stock Units shall be subject to certain acceleration of vesting under the terms and conditions of the Rubrik, Inc. Executive Change in Control Plan, as amended from time to time.

The Committee may at any time accelerate the vesting schedule specified in this Paragraph 2.

26. Termination of Service Relationship. If the Grantee’s Service Relationship terminates for any reason (including due to the Grantee’s death or Disability) prior to the satisfaction of the Time Condition set forth above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Condition set forth above, but shall expire and be of no further force or effect on the Expiration Date.

27. Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

28. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan.

29. Restrictions on Transfer. All Shares acquired under this Agreement upon settlement of the Restricted Stock Units shall be subject to the transfer restrictions set forth in Section 9 of the Plan.

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30. Grantee Representations. In connection with any issuance of Shares upon settlement of the Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(a) The Grantee is acquiring the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(b) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers, at the Grantee’s own expense, with respect to the Grantee’s investment in the Company.

(c) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

(d) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Grantee understands that the Shares are not registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(f) The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(g) The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(h) The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

31. Responsibility for Taxes.

(a) Regardless of any action taken by the Company or, if different, the Subsidiary that employs the Grantee or for which the Grantee otherwise provides services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee or deemed by the Company or the Service

3

Recipient in its discretion to be an appropriate charge to the Grantee even if legally applicable to the Company or the Service Recipient (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld, if any, by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) The Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, prior to any relevant taxable or tax withholding event, to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Service Recipient;

(ii) withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent);

(iii) withholding Shares to be issued upon settlement of the Restricted Stock Units; or

(iv) any other method of withholding determined by the Company to be permitted by applicable law;

provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act at the time of the taxable event or tax withholding event, as applicable, then the Committee shall establish the method of withholding from alternatives (i), (iii) and (iv) herein and, if the Committee does not exercise its discretion prior to the applicable withholding event, then the Grantee shall be entitled to elect the method of withholding from the alternatives above.

(c) Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares underlying the Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

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(d) The Grantee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to permit the settlement of the Restricted Stock Units or to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

32. Section 409A of the Code. For U.S. taxpayers only. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

33. No Obligation to Continue Employment. Neither the Service Recipient nor the Company or any other Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or service and neither the Plan nor this Agreement shall (i) create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and/or (ii) interfere in any way with the right of the Service Recipient to terminate the Service Relationship of the Grantee at any time.

34. Nature of Grant. By accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purposes, including for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, holiday top-up, pension or retirement or welfare benefits or similar mandatory payments;

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(g) unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary;

(h) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units or any underlying Shares resulting from (i) the application of any compensation recovery or clawback policy adopted by the Company or required by law, or (ii) the termination of the Grantee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or other service agreement, if any);

(i) for purposes of this Award, the date of termination of the Grantee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or service agreement, if any) as of the date the Grantee is no longer actively providing services to the Company or the Service Recipient and shall not be extended by any notice period (e.g., the Grantee’s period of service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or otherwise providing services, or the terms of the Grantee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence);

(j) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty; and

(k) if the Grantee is providing services outside the United States, neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

35. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee understands and agrees that the Grantee should consult with personal tax, legal and financial advisors, at Grantee’s own expense, regarding participation in the Plan before taking any action related to the Plan.

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36. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

37. Addendum A. Notwithstanding any provisions in this Global Restricted Stock Unit Award Agreement, the Restricted Stock Units shall be subject to any additional terms and conditions for the Grantee’s country set forth in Addendum A. Moreover, if the Grantee relocates from one of the countries included in Addendum A to another country included in Addendum A, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Addendum A constitutes part of this Agreement.

38. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

39. Insider Trading/Market Abuse Laws. The Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and, if different, the Grantee’s country, the Grantee’s broker’s country and/or the country in which Shares may be listed, if applicable, which may affect the Grantee’s ability to accept or otherwise acquire, or sell, attempt to sell or otherwise dispose of, Shares or rights to Shares (e.g., the Restricted Stock Units) under the Plan or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction) or the trade in Shares or the trade in rights to Shares under the Plan. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before possessing inside information. Furthermore, the Grantee could be prohibited from (1) disclosing the inside information to any third party and (2) “tipping” third parties or otherwise causing them to buy or sell securities; “third parties” include fellow employees or service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. It is the Grantee’s responsibility to comply with any applicable restrictions and the Grantee should speak to a personal advisor on this matter.

40. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

41. Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

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42. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Plan or the Restricted Stock Units, this Agreement, or the breach, termination or validity of the Plan, the Restricted Stock Units or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, CA.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Paragraph 19 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in

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any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

43.    Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

44.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

45.    Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

46.    Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

RUBRIK, INC.

By:
Peter McGoff
Chief Legal Officer

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE

Name:

Address:

By providing an additional signature below or by electronically accepting this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process), the Grantee declares that he or she expressly agrees with the data processing practices described in Paragraph 1 of Addendum A and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Paragraph 1 of Addendum A, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Paragraph 1 of Addendum A. The Grantee understands that, as a condition of receiving the Restricted Stock Units, the Grantee must provide his or her signature below or electronically accept this Agreement, otherwise the Company may forfeit the Restricted Stock Units. The Grantee understands that he or she may withdraw consent at any time with future effect for any or no reason as described in Paragraph 1 of Addendum A.

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ADDENDUM A

TERMS AND CONDITIONS FOR NON-U.S. GRANTEES

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and the Global Restricted Stock Unit Award Agreement (the “Award Agreement”) to which this Addendum A is attached.

Terms and Conditions

This Addendum A includes additional terms and conditions that govern the Restricted Stock Units granted to the Grantee under the Plan if the Grantee resides and/or works in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing, transfers to another country after the Grant Date or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein apply to the Grantee.

Notifications

This Addendum A also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of November 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date by the time the Grantee receives Shares upon settlement of the Restricted Stock Units or sells the Shares acquired under the Plan.

In addition, the information contained in this Addendum A is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the applicable laws in his or her country may apply to the Grantee’s situation.

Finally, the Grantee understands that if he or she is a citizen or resident of a country other than the one in which the Grantee currently resides and/or works, transfers to another country after the Grant Date, or is considered a resident of another country for local law purposes, the notifications contained herein may not apply to the Grantee in the same manner.

TERMS AND CONDITIONS APPLICABLE TO NON-U.S. GRANTEES

In accepting the Award, the Grantee acknowledges, understands and agrees to the following:

4. Data Privacy.

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent.

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(b) Stock Plan Administration Service Providers. The Company will transfer Data to Solium Capital Inc. (including its affiliated companies) (collectively, “Solium”) and to E*TRADE Financial Services, Inc. (including its affiliated companies) (collectively, “E*TRADE”), both of whom assist the Company with the implementation, administration and management of the Plan. The Company may select different or additional service providers in the future and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with Solium and/or E*TRADE, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company, Solium and E*TRADE are based in the United States. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is the Grantee’s consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, the Grantee’s salary from or employment and career with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Restricted Stock Units or other equity awards to the Grantee or administer or maintain such awards.

(f) Data Subject Rights. The Grantee may have a number of rights under data privacy laws in the Grantee’s jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact the local human resources representative.

By accepting the Restricted Stock Units and indicating consent via the Company’s acceptance procedure, the Grantee is declaring agreement with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

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Finally, the Grantee understands that the Company may rely on a different basis for the processing or transfer of Data in the future and/or request that the Grantee provide another data privacy consent. If applicable, the Grantee agrees that upon request of the Company or the Service Recipient, the Grantee will provide an executed acknowledgement or data privacy consent form (or any other agreements or consents) that the Company and/or the Service Recipient may deem necessary to obtain from the Grantee for the purpose of administering the Grantee’s participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such consent or agreement requested by the Company and/or the Service Recipient.

5. Language. The Grantee acknowledges and represents that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow the Grantee to understand the terms of this Agreement and any other documents related to the Plan. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

6. Foreign Asset/Account Reporting Requirements and Exchange Controls. Certain foreign asset and/or foreign account reporting requirements and exchange controls may affect the Grantee’s ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired under the Plan) in a brokerage or bank account outside the Grantee’s country. The Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in the Grantee’s country and/or to repatriate sale proceeds or other funds received as a result of participation in the Plan to the Grantee’s country through a designated bank or broker within a certain time after receipt. It is the Grantee’s responsibility to comply with such regulations, and the Grantee should consult a personal legal advisor for any details.

AUSTRIA

Notifications

Exchange Control Information. If the Grantee is an Austrian resident and holds Shares outside Austria (even if held with an Austrian bank), the Grantee must submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not meet or exceed €30,000,000 or as of December 31 does not meet or exceed €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be submitted. The deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter and the deadline for filing the annual report is January 31 of the following year.

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In addition, exchange control reporting obligations may apply if the Grantee holds cash accounts outside Austria. If the transaction volume of the Grantee’s cash accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month. If the transaction value of all cash accounts abroad is less than €10,000,000, no ongoing reporting requirements apply.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. The Grantee is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts established outside Belgium on his or her annual tax return. In a separate report, Belgium residents are also required to provide the National Bank of Belgium with account details of any such foreign accounts (including the account number, bank name and country in which any such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Grantee should consult a personal tax advisor with respect to the applicable reporting obligations.

Brokerage Account Tax. A brokerage account tax may apply if the average annual value of the securities the Grantee holds (e.g., Shares acquired under the Plan) in a brokerage or other securities account exceeds certain thresholds.

Stock Exchange Tax. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax may apply to transactions under the Plan, such as the sale of Shares acquired at settlement of the Restricted Stock Units. The Grantee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

CANADA

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Termination of Service Relationship. The following provision replaces Paragraph 11(i) of the Award Agreement:

For purposes of the Restricted Stock Units, and except as expressly required by applicable legislation, the date of termination of the Grantee’s Service Relationship shall be considered to occur (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or otherwise providing services, or the terms of the Grantee’s employment or service agreement, if any) as of the earliest of: (a) the date that the Grantee’s Service Relationship is terminated; (b) the date that the Grantee receives notice of termination of the Grantee’s Service Relationship; and (c) the date

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that the Grantee is no longer actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable employment law in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or service agreement, if any. The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).

The following terms and conditions apply to residents of Quebec:

Data Privacy. The following provision supplements Paragraph 1 of this Addendum A:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, any Subsidiary, Solium, E*TRADE and any other service provider which may assist the Company with the administration of the Plan to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention «Agreement» ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Shares acquired under the Plan may not be sold or otherwise disposed of within Canada. The Grantee may sell the Shares acquired under the Plan provided the sale of such Shares takes place outside of Canada.

Foreign Asset/Account Reporting Information. Specified foreign property, including Shares and rights to receive Shares (e.g., Restricted Stock Units) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, the Restricted Stock Units must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because of other specified foreign property held by the Grantee. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Grantee owns other Shares, whether such shares are acquired inside and/or outside of the Plan, the ACB of the Shares acquired at settlement of the Restricted Stock Units may have to be averaged with the ACB of the other shares. The Grantee should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

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DENMARK

Terms and Conditions

Danish Stock Option Act. By accepting the Award, the Grantee acknowledges that the Grantee has received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Act”) and is attached hereto as Addendum B.

Further, by accepting the Award, the Grantee acknowledges that the Act has been amended as of January 1, 2019. Accordingly, the Grantee is advised and agrees that the provisions governing the Restricted Stock Units in case of termination of the Grantee’s Service Relationship under the Agreement and the Plan will apply for any grant of Restricted Stock Units made on or after January 1, 2019. The relevant provisions are detailed in the Agreement, the Plan and the Employer Statement.

Notifications

Foreign Asset/Account Reporting Information. If the Grantee establishes an account holding Shares or an account holding cash outside Denmark, the Grantee must report the account to the Danish Tax Administration as part of his or her annual tax return under the section related to foreign affairs and income. The Grantee should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Nature of Award. This Award is not intended to qualify for special tax and social security treatment applicable to restricted stock units granted under Section 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.

Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.

Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. French residents must declare all foreign accounts, including accounts closed during the year, in their income tax returns. The Grantee should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.

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GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of Shares) must be reported monthly to the German Federal Bank (Bundesbank). German residents who receive payments in excess of this amount must report the payments to Bundesbank electronically using the General Statistics Reporting Portal (Allgemeines Meldeportal Statistik) available via Bundesbank’s website (www.bundesbank.de). The Grantee is responsible for complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Grant Date, the Grantee may not dispose of the Shares acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date. Any Shares acquired under the Plan are accepted as a personal investment.

Notifications

SECURITIES WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Grantee is advised to exercise caution in relation to the offer. If the Grantee is in any doubt about any of the contents of this Agreement, the Plan or any Plan prospectus, the Grantee should obtain independent professional advice. The Restricted Stock Units and any Shares issued thereunder do not constitute a public offering of securities under Hong Kong law and are available only to service providers of the Company or any Subsidiary. The Agreement, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units and any documentation related thereto are intended solely for the personal use of each service provider of the Company or any Subsidiary, and may not be distributed to any other person.

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INDIA

Notifications

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends received in relation to such shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.

Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian personal tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the Grantee should consult his or her personal advisor in this regard.

INDONESIA

Terms and Conditions

Language Consent and Notification. A translation of the documents relating to this grant (i.e., the Plan and the Agreement) into Bahasa Indonesia can be provided to the Grantee upon request to the Grantee’s local human resources representative. By accepting the grant of Restricted Stock Units, the Grantee (i) confirms having read and understood the documents relating to this grant (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accepts the terms of those documents accordingly, and (iii) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Persetujuan dan Pemberitahuan Bahasa. Terjemahan dari dokumen-dokumen terkait dengan pemberian ini (yaitu, Program dan Perjanjian) ke Bahasa Indonesia dapat disediakan bagi Peserta berdasarkan permintaan kepada perwakilan sumber daya manusia lokal Peserta. Dengan menerima pemberian Restricted Stock Units, Peserta (i) mengkonfirmasi bahwa dirinya telah membaca dan mengerti dokumen-dokumen yang terkait dengan pemberian ini (yaitu, Program dan Perjanjian) yang disediakan dalam Bahasa Inggris, (ii) menerima syarat-syarat dari dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa, dan Lambang Negara, Serta Lagu Kebangsaan atau Peraturan Presiden pelaksananya (ketika diterbitkan).

Notifications

Exchange Control Information. Indonesian residents must provide Bank Indonesia with information on foreign exchange activities (e.g., remittance of proceeds from the sale of Shares into Indonesia) via a monthly report submitted online through Bank Indonesia’s website. The report is due no later than the 15th day of the month following the month in which the activity occurred.

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In addition, when proceeds from the sale of Shares are remitted into Indonesia, a statistical reporting requirement will apply and the Indonesian bank executing the transaction may request information from the Grantee. The Grantee will be obligated to provide such information so that the bank can fulfill this reporting requirement to Bank Indonesia.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary must notify such Subsidiary in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Restricted Stock Units, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Grantee should consult with his or her personal legal advisor as to whether or not this notification requirement applies.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting this Award, the Grantee acknowledges a copy of the Plan was made available to the Grantee, and that the Grantee has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement.

The Grantee further acknowledges that he or she has read and specifically and expressly approves Paragraph 2 (“Vesting of Restricted Stock Units”); Paragraph 8 (“Responsibility for Taxes”); Paragraph 11 (“Nature of Grant”); Paragraph 18 (“Governing Law”), Paragraph 19 (“Dispute Resolution”) and Paragraph 21 (“Imposition of Other Requirements”) of the Award Agreement, and Paragraph 1 (“Data Privacy”) of this Addendum A.

Notifications

Foreign Asset/Account Reporting Information. If the Grantee holds investments abroad or foreign financial assets (e.g., cash, Shares) that may generate income taxable in Italy, the Grantee must report them on his or her annual tax return or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if the Grantee is a beneficial owner of the investments, even if he or she does not directly hold investments abroad or foreign financial assets.

Foreign Financial Asset Tax Information. The value of any Shares (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the Shares on December 31 or on the last day such shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. The Grantee should consult a personal tax advisor for additional information about the foreign financial assets tax.

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JAPAN

Notifications

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report is due by March 15 each year. The Grantee should consult a personal tax advisor to determine if the reporting obligation applies to the Grantee and whether the Grantee will be required to include details of the Grantee’s outstanding Restricted Stock Units in the report.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

WARNING: The Grantee is being offered Restricted Stock Units which, upon vesting in accordance with the terms of the grant of the Restricted Stock Units, will be converted into Shares. The Grantee may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Grantee will be paid only after all creditors have been paid. The Grantee may lose some or all of his or her investment.

New Zealand law normally requires persons and entities that offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Grantee may not be given all the information usually required. The Grantee will also have fewer other legal protections for this investment.

The Grantee should ask questions, read all documents carefully, and seek independent financial advice before committing to the Restricted Stock Units.

For information about potential factors that could affect the Company’s business and financial results, the Grantee should refer to the Company’s Rule 701 disclosure documents, which include the Company’s most recent financial statements. A copy of these documents will be sent to the Grantee free of charge upon request to the Company at equity@rubrik.com.

NORWAY

There are no country-specific provisions.

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SAUDI ARABIA

Notifications

Securities Law Information. The Agreement and related Plan documents may not be distributed in Saudi Arabia except to such persons as are permitted under the Offers of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Agreement. Prospective acquirers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If the Grantee does not understand the contents of the Agreement, the Grantee should consult an authorized financial adviser.

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Grant Date, the Grantee may not dispose of the Shares acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA.

Notifications

Securities Law Information. The Restricted Stock Units are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made with a view to the Restricted Stock Units or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer/Director Notification Requirement. The chief executive officer (“CEO”) and any director (including an alternate, associate, substitute or shadow director) of a Singapore Subsidiary must notify the Singapore Subsidiary in writing within two business days of (i) becoming the registered holder of or acquiring an interest (e.g., Restricted Stock Units, Shares) in the Company or any Subsidiary, or becoming the CEO or a director (as the case may be), or (ii) any change in a previously disclosed interest (e.g., sale of Shares). These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

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SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during the calendar year.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Paragraph 11 of the Award Agreement:

In accepting the Award, the Grantee consents to participation in the Plan and acknowledges that the Grantee has received a copy of the Plan.

Further, the Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to offer participation in the Plan to individuals who may be employees of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon certain express assumptions and conditions. Consequently, the Grantee understands that participation in the Plan is granted on the assumption and condition that participation in the Plan and any Shares acquired under the Plan shall not become a part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Grantee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any rights granted under the Plan shall be null and void.

The Grantee also understands and agrees that any portion of the Restricted Stock Units that is unvested will be automatically forfeited, without entitlement to any amount of indemnification, in the event of termination of the Grantee’s Service Relationship by any reason, including, but not limited to, resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985.

Notifications

Securities Law Information. The Grantee’s participation in the Plan and any Shares issued thereunder do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. Neither the Plan nor the Agreement has been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

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Exchange Control Information. The Grantee must declare the acquisition, ownership and sale of Shares acquired under the Plan. Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year on a Form D-6; however, if the value of Shares acquired or sold exceeds €1,502,530, the declaration must also be filed within one month of the acquisition or sale, as applicable.

In addition, the Grantee may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts) held abroad, any foreign instruments (including Shares) and any transactions with non-Spanish residents (including the payment of any Shares made to the Grantee by the Company) depending on the value of the transactions during the relevant year or the balances in such accounts and the value of such instruments as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. To the extent that the Grantee holds assets or rights outside of Spain (e.g., Shares or cash held in a brokerage or bank account) with a value in excess of €50,000 per asset type as of December 31 (or at any time during the year in which the asset is sold), the Grantee will be required to report information on such assets or rights on the Granteee’s tax return (tax form 720) for such year. After such assets or rights are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported assets or rights increases by more than €20,000, or if the ownership of such assets or rights is transferred or relinquished during the year. The report must be completed by March 31.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Notifications

Securities Law Information. The offer to participate in the Plan and the issuance of any Shares under the Plan is not intended to be a public offering in Switzerland. Neither the Agreement nor any other materials relating to the Restricted Stock Units (1) constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

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TAIWAN

Notifications

Securities Law Information. The offer of participation in the Plan is available only for service providers of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares and the receipt of any dividends paid on such shares) into Taiwan up to US$5,000,000 per year without justification. If the transaction amount is TWD 500,000 or more in a single transaction, a Foreign Exchange Transaction Form must be submitted, along with supporting documentation, to the satisfaction of the remitting bank. The Grantee should consult a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED ARAB EMIRATES

Terms and Conditions

Securities Law Information. The Restricted Stock Units are granted under the Plan only to select service providers of the Company and its Subsidiaries and are in the nature of providing equity incentives to service providers in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such service providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Grantee does not understand the contents of the Plan and the Agreement, the Grantee should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Agreement nor taken steps to verify the information set out herein, and has no responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Issuance of Shares. The following provision supplements Paragraph 4 of the Award Agreement:

The grant of the Restricted Stock Units does not provide any right for the Grantee to receive a cash payment and the Restricted Stock Units will be settled in Shares only.

Responsibility for Taxes. The following provision supplements Paragraph 8 of the Award Agreement:

Without limitation to Paragraph 8 of the Award Agreement, the Grantee agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.

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Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act) at the time of the taxable event, the terms of the immediately foregoing provision may not apply to the Grantee if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to the Grantee on which additional income tax and National Insurance Contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from the Grantee by any of the means referred to in the Plan or Paragraph 8 of the Award Agreement.

Joint Election. As a condition of participation in the Plan, the Grantee agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Restricted Stock Units granted under this Agreement, any other Restricted Stock Units granted by the Company in the past and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, the Grantee agrees to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to the Grantee. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company and/or the Service Recipient. The Grantee further agrees that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from the Grantee by any of the means set forth in Paragraph 8 of the Award Agreement.

If the Grantee does not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any Shares to the Grantee upon settlement of the Restricted Stock Units.

Section 431 Election. As a condition of participation in the Plan and the settlement of the Restricted Stock Units, the Grantee agrees that, jointly with the Service Recipient, he or she will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Grantee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the settlement of the Restricted Stock Units as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Grantee must enter into the form of election, which is attached to this Addendum A, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

The Grantee will be deemed to have executed the joint election if the Grantee electronically accepts this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process).

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Rubrik, Inc.

Attachment to U.K. Section of Addendum A

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

1. Between

The Grantee, who has obtained authorized access to the joint election

and

Rubrik UK Limited, of Company Registration Number 11375501 (who is the Grantee’s employer).

2. Purpose of Election

This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant income tax and National Insurance contribution (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3. Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the Grantee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Rubrik, Inc.

Name of issuer of securities	Rubrik, Inc.

To be acquired by the Grantee on or after the date of this Election under the terms of the Rubrik, Inc. 2014 Stock Option and Grant Plan.

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4. Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

5. Declaration

This election will become irrevocable upon the later of its execution or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (the Grantee)	Date
/ /
Signature (for and on behalf of Rubrik UK Limited)	Date

Position in Rubrik UK Limited

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the Grantee and Grantee’s employer in respect of that and any later acquisition.

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Rubrik, Inc.

Attachment to U.K. Section of Addendum A

Important Note on the Election to Transfer Employer’s National Insurance Liability to the Employee

If you are or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with your participation in the Rubrik, Inc. 2014 Stock Option and Grant Plan (the “Plan”), you are required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions to the Employee (the “Election”). The Election acts to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

The Election is attached hereto. Please read the Election carefully.

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Election to Transfer the Employer’s National Insurance Liability to the Employee

1.	PARTIES

This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:

(A)

The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) and/or restricted stock units (“Restricted Stock Units,” and together with Options, “Awards”) pursuant to the terms and conditions of the Rubrik, Inc. 2014 Stock Option and Grant Plan, as may be amended from time to time (the “Plan”), and

(B)	Rubrik, Inc. of 3495 Deer Creek Road, Palo Alto CA, 94304, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:

“ITEPA”	means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant	Employment Income” from Awards on which the Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

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(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA”	means the Social Security Contributions and Benefits Act 1992.

“Taxable	Event” means any event giving rise to Relevant Employment Income.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement pursuant to which the Awards were granted. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Awards, (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election (whether electronically or in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

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(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iIi)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement pursuant to which the Awards were granted.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

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Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election, (whether electronically or in hard copy) the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Peter McGoff Chief Legal Officer

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SCHEDULE OF EMPLOYER COMPANIES

The following are the employing companies to which this Joint Election may apply:

Rubrik UK Limited

Registered Office:	100 New Bridge Street, London EC4V6JA

Company Registration Number:	11375501

Corporation Tax Reference:	58368 25816

PAYE Reference:	120/FB88787

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Addendum B

SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

If Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”) applies to your Restricted Stock Unit grant, you are entitled to receive the following information regarding the Plan in a separate written statement.

This statement contains only the information mentioned in the Stock Option Act, while the other terms and conditions of your restricted stock unit grant are described in detail in the Plan and the Agreement, which has been made available to you.

Capitalized terms in this Employer Statement shall have the meaning specified in the Agreement or the Plan, unless a different meaning is specified herein.

1.	Date of grant of unfunded right to receive stock upon satisfying certain conditions

The grant date of your Restricted Stock Units is the date that the Committee approved a grant for you and determined it would be effective.

2.	Terms or conditions for grant of a right to future award of stock

The grant of Restricted Stock Units under the Plan is offered at the sole discretion of the Company. Employees of the Company and its Subsidiaries are eligible to participate in the Plan. The Company may decide, in its sole discretion, not to make any grants of restricted stock units to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future grants of restricted stock units.

3.	Vesting Date or Period

The Restricted Stock Units are subject to both a Time Condition and a Performance Condition, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with the Agreement.

Generally, 25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to you maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in 12 equal quarterly installments, subject to you maintaining a continuous Service Relationship through each such date. Your Restricted Stock Units shall be converted into an equivalent number of Shares upon vesting.

The Restricted Stock Units shall only satisfy the Performance Condition on the first to occur of (i) immediately prior to a Sale Event or (ii) the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date.

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4.	Exercise Price

No exercise price is payable upon the vesting of your Restricted Stock Units and the issuance of Shares to you in accordance with the vesting schedule described above.

5.	Your rights upon termination of service

The treatment of your Restricted Stock Units upon termination of your Service Relationship will be determined in accordance with the termination provisions in the Agreement, which are summarized immediately below. In the event of a conflict between the terms of the Agreement and the summary below, the terms set forth in the Agreement will govern your Restricted Stock Units.

If your Service Relationship terminates for any reason (including due to your death or Disability) prior to the satisfaction of the Time Condition, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither you nor any of your successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. Any Restricted Stock Units that have satisfied the Time Condition as of such date shall remain subject to the Performance Condition, but shall expire and be of no further force or effect on the Expiration Date.

6.	Financial aspects of participating in the Plan

The grant of Restricted Stock Units has no immediate financial consequences for you. The value of the Restricted Stock Units is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares are financial instruments. The future value of the Shares is unknown and cannot be predicted with certainty.

Rubrik, Inc. 3495 Deer Creek Road
Palo Alto CA, 94304
U.S.A.

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SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK ARBEJDSGIVERERKLÆRING

Såfremt § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold (“Aktieoptionsloven”) finder anvendelse på din tildeling af Betingede Aktieenheder, er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om Planen.

Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, medens de øvrige kriterier og betingelser for din tildeling af Betingede Aktieenheder er beskrevet nærmere i Planen og i Aftalen, som du har fået adgang til.

Ord, der i denne Arbejdsgivererklæring er skrevet med stort begyndelsesbogstav, har den betydning, der er anført i Aftalen eller Planen, medmindre andet er anført i denne Arbejdsgivererklæring.

1.	Tidspunkt for tildeling af en vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser

Tidspunktet for tildelingen af dine Betingede Aktieenheder er den dato, hvor Udvalget godkendte din tildeling og besluttede, at denne skulle træde i kraft.

2.	Kriterier eller betingelser for tildeling af retten til senere at få tildelt aktier

Tildelingen af Betingede Aktieenheder i henhold til Planen sker efter Selskabets frie skøn. Medarbejderne i Selskabet og i dets Datterselskaber er berettiget til at deltage i Planen. Selskabet kan frit vælge ikke fremover at tildele dig nogen betingede aktieenheder. I henhold til Planen og Aftalen har du hverken ret til eller krav på i fremtiden at få tildelt betingede aktieenheder.

3.	Modningstidspunkt eller -periode

De Betingede Aktieenheder er underlagt både en Tidsbetingelse og en Performancebetingelse, der begge skal være opfyldt forud for Udløbstidspunktet, før de Betingede Aktieenheder vil blive anset for at være modnet og vil kunne afregnes i overensstemmelse med Aftalen.

Generelt vil 25% af de Betingede Aktieenheder opfylde Tidsbetingelsen på første årsdag for Modningspåbegyndelsestidspunktet, forudsat at du fortsat er i et Ansættelsesforhold frem til dette tidspunkt. Efterfølgende vil de resterende 75% af de Betingede Aktieenheder opfylde Tidsbetingelsen i 12 lige store rater hvert kvartal, forudsat at du fortsat er i et Ansættelsesforhold frem til hver af disse tidspunkter. Dine Betingede Aktieenheder vil ved modningen blive konverteret til et tilsvarende antal Aktier.

De Betingede Aktieenheder opfylder kun Performancebetingelsen ved den førstkommende af følgende hændelser: (i) umiddelbart forud for en Salgshændelse eller (ii) Selskabets Børsintroduktion—i begge tilfælde skal hændelsen ske forud for Udløbstidspunktet.

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4.	Udnyttelseskurs

Der skal ikke betales nogen udnyttelseskurs i forbindelse med modningen af dine Betingede Aktieenheder og udstedelsen af Aktier til dig i overensstemmelse med den ovenfor beskrevne modningstidsplan.

5.	Din retsstilling i forbindelse med fratræden

Dine Betingede Aktieenheder vil i tilfælde af dit Ansættelsesforholds ophør blive behandlet i overensstemmelse med fratrædelsesbestemmelserne i Aftalen, hvilke er opsummeret umiddelbart nedenfor. I tilfælde af en konflikt mellem betingelserne i Aftalen og nedenstående opsummering vil det være betingelserne i Aftalen, der regulerer, hvordan dine Betingede Aktieenheder bliver behandlet.

Hvis dit Ansættelsesforhold ophører uanset årsag (herunder som følge af din død eller uarbejdsdygtighed), inden Tidsbetingelsen er opfyldt, vil eventuelle Betingede Aktieenheder, som ikke har opfyldt Tidsbetingelsen på dette tidspunkt, bortfalde automatisk og uden varsel, og hverken du eller dine retsefterfølgere, arvinger, omsætningserhververe eller personlige stedfortrædere vil herefter have nogen rettigheder til eller interesser i disse bortfaldne Betingede Aktieenheder. Eventuelle Betingede Aktieenheder, der ikke har opfyldt Tidsbetingelsen pr. dette tidspunkt, vil fortsat være underlagt Performancebetingelsen, men vil udløbe og ikke længere have retskraft eller virkning på Udløbstidspunktet.

6.	Økonomiske aspekter ved deltagelse i Planen

Tildelingen af Betingede Aktieenheder har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af de Betingede Aktieenheder indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovpligtige vederlagsafhængige ydelser.

Aktier er økonomiske instrumenter. Den fremtidige værdi af Aktierne kendes ikke og kan ikke forudsiges med sikkerhed.

Rubrik, Inc. 3495 Deer Creek Road
Palo Alto CA, 94304
U.S.A.

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